Blue Sphere Corporation 8-K/A

Exhibit 99.1

Agricerere S.r.l. Societá Agricola

Independent auditors’ report

 GRO/ACD/ggn - RC030952015BD0546

Tel: +39 02 58.20.10 Fax: +39 02 58.20.14.03 www.bdo.it	Viale Abruzzi n. 94 20131 Milano

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of

Agricerere S.r.l Società Agricola.

We have audited the accompanying financial statements of Agricerere S.r.l Società Agricola (the “Company”), which comprise the balance sheets as of December 31, 2013 and 2014, and related income statements of operations, changes in shareholders’ equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards.

Milan, March 11 2016

BDO Italia S.p.A.

Giovanni Rovelli Signed- Partner

Aosta, Bari, Bergamo, Bologna, Brescia, Cagliari, Firenze, Genova, Milano, Napoli, Novara, Padova, Palermo, Pescara, Potenza, Roma, Torino, Treviso, Trieste, Verona, Vicenza

BDO Italia S.p.A. – Sede Legale: Viale Abruzzi, 94 – 20131 Milano – Capitale Sociale Euro 1.000.000 i.v.

Codice Fiscale, Partita IVA e Registro Imprese di Milano n. 07722780967 - R.E.A. Milano 1977842

Iscritta al Registro dei revisori Legali al n. 167911 con D.M. del 15/03/2013 G.U. n. 26 del 02/04/2013

BDO Italia S.p.A., società per azioni italiana, è membro di BDO International Limited, società di diritto inglese (company limited by guarantee), e fa parte della rete internazionale BDO, network di società indipendenti.

AGRICERERE S.r.l. SOCIETA’ AGRICOLA

FINANCIAL STATEMENTS

For the Years Ended 31 December 2013 and 2014

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AGRICERERE S.r.l. SOCIETA’ AGRICOLA

BALANCE SHEETS

EURO

Balance Sheet	Notes	31.12.2014	31.12.2013
		EUR	EUR

Intangible assets with a definite useful life		31.050	0
Property, plant and equipment	(1)	4.572.247	4.846.120
Other non-current assets	(2)	73.585	7.062
TOTAL NON CURRENTS ASSETS		4.676.882	4.853.182
Inventory	(3)	686.943	534.607
Trade receivables	(4)	280.788	365.648
Other currents assets	(5)	1.357.564	1.255.659
Cash and cash equivalents		15.460	171.426
TOTAL CURRENT ASSETS		2.340.755	2.327.340
TOTAL ASSETS		7.017.637	7.180.522
Share capital	(6)	20.000	20.000
Other reserves	(6)	252.718	444.266
Retained earnings	(6)	(434.133)	(5.688)
Current earnings	(6)	(287.217)	(438.671)
Equity		(448.632)	19.907
Non-current financial liabilities	(7)	4.421.788	4.794.539
Other non-current liabilities	(7)	1.045.800	1.045.800
Total non-currents liabilities		5.467.588	5.840.339
Current financial liabilities	(8)	778.160	373.447
Trade Payables	(9)	1.169.563	931.396
Other current liabilities		38.299	15.433
Tax liabilities		12.659	0
Total current liabilities		1.998.681	1.320.276
TOTAL EQUITY AND LIABILITIES		7.017.637	7.180.522

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AGRICERERE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF INCOME

EURO

Profit and Loss	Notes	31.12.2014	31.12.2013

Revenues from the sale of goods and services	(10)	1.859.144	1.337.303
Total revenues		1.859.144	1.337.303
Costs of purchases, services and other costs	(11)	(858.543)	(759.989)
Costs for services and use leasehold	(12)	(471.059)	(548.196)
Other operating expenses		(11.739)	(27.662)
Depreciation and Amortization	(13)	(311.816)	(179.421)
Operating costs		(1.653.157)	(1.515.268)
Net operating income - EBIT		205.987	(177.965)
Financial income		27	588
Financial expense	(14)	(442.543)	(308.715)
Total financial balance		(442.516)	(308.127)
Result before taxes		(236.529)	(486.092)
Income taxes	(15)	(50.688)	47.421
Net result		(287.217)	(438.671)

AGRICERERE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

EURO

Description	31.12.12	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.13
Share Capital	20.000	0	0	0	20.000
Other reserves	0	444.266	0	0	444.266
Retained earnings/accumalated losses	(2.705)	0	(2.983)	0	(5.688)
Profit(Loss) for the year	(2.983)	0	2.983	(438.671)	(438.671)
Total	14.312	444.266	0	(438.671)	19.907

EURO

Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.14
Share Capital	20.000	0	0	0	20.000
Other reserves	444.266	(191.548)	0	0	252.718
Retained earnings/accumalated losses	(5.688)	10.226	(438.671)	0	(434.133)
Profit(Loss) for the year	(438.671)	0	438.671	(287.217)	(287.217)
Total	19.907	(181.322)	0	(287.217)	(448.632)

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STATEMENTS OF COMPREHENSIVE INCOME

EURO

Comprehensive income	31.12.2014	31.12.2013
Net result	(287.217)	(438.671)
Change in fair value hedging	(191.548)	16.066
Comprehensive result	(478.765)	(422.605)

AGRICERERE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CASH FLOW

EURO

	the year ended
	December 31, 2014	December 31, 2013
Operating Activities:
Net loss	(287.217)	(438.671)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and Amortization	311.816	179.421
Changes in operating assets and liabilities:
Inventories	(152.336)	(77.166)
Trade receivable	84.860	(365.648)
Other current assets	(101.905)	(1.003.887)
Accounts payable	238.167	(192.556)
Current tax liabilities	12.659	0
Other current liabilities	22.866	9.730
Net cash and cash equivalents used in operating activities	128.910	(1.888.777)
Investing Activities:
Intangibles	(31.050)	0
Tangible	(37.943)	(3.946.063)
Other not current assets	0	0
Net cash and cash equivalents used in investing activities	(68.993)	(3.946.063)
Financing Activities:
Proceeds of Financial Liabilities	0	5.246.452
Repayments of Financial Liabilities	(227.313)	(725.388)
Proceeds/Repayments of Shareholders’ Loan	0	1.045.800
Equity	11.430	428.200
Net cash and cash equivalents provided by financing activities	(215.883)	5.995.064
Cash and Cash Equivalents:
Cash and Cash Equivalents, beginning of period	171.426	11.202
Cash and Cash Equivalents, end of period	15.460	171.426

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Notes to Financial Statements

Organization and significant accounting policies

Organization

Agricerere S.R.L. società Agricola (also defined the “Company”) owns a plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass.

The plant is located in Tromello (Pavia) and has a power of 999kW; the Company is headquartered at Vigevano, in the Street Stropeni 12/14.

At the reporting date, the Company was included in the consolidated statements of Kinexia Group, so Kinexia S.p.A. and Volteo S.p.A. have to be considered as related parties.

Basis of presentation

The financial statements as of the year ended 31 December 2014 (the “Financial Statements”) has been prepared in compliance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The Financial Statements has been prepared for the purpose of filing it with the U.S. Securities and Exchange Commission.

The IFRS refers to all “International Financial Reporting Standards”, all “International Accounting Standards” (IAS) and all interpretations of the International Financial Reporting Interpretations Committee (IFRIC), previously called the Standard Interpretations Committee (SIC). Specifically, the IFRS were applied consistently for all the periods presented herein.

No exemptions to IFRS were applied as part of the preparation of these Financial Statements.

The Financial Statements have been prepared on a historical cost basis and the assets and liabilities are presented in the Company financial statements according to the current/non-current classification.

The Financial Statements are presented in Euro which is the functional and presentation currency. All amounts are rounded to the nearest Euro thousand, unless otherwise indicated.

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Significant Accounting Policies

Tangible assets

Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets for financial reporting purposes, approximately equal to 15 years. Significant additions or improvements extending assets’ useful lives are capitalized; normal maintenance and repair costs are expensed as incurred. When items are sold or retired, related gains or losses are included in the statement of income.

Impairment of long-lived assets:

Long-lived assets, including property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. No impairment has been recognized in fiscal 2014.

Intangible assets with a finite useful life

Intangible assets consist of non-monetary and separately identifiable assets, which can be controlled and are expected to generate future economic benefits. Such assets are recognized at acquisition and/or production cost, including directly attributable expenses to make the asset ready for use, net of accumulated amortization charges and any impairment losses.

The costs incurred internally to develop new services and platforms are considered intangible assets generated internally and are recognized as assets only if the following requirements are met:

i.	the cost incurred for the development of the assets can be reliably measured;

ii.	the entity has the intention, the availability of financial resources, the ability to complete the assets and to use or sell them;

iii.	it can be demonstrated that the assets are able to produce future economic benefits.

Capitalized development costs include only expenses incurred that can be directly attributed to the process of developing new products and services.

Intangible assets with a finite useful life are amortised on a straight-line basis over their useful lives and are tested for impairment when circumstances indicate that the carrying value may be impaired. The amortization period and the amortization method for intangible assets with a finite useful lives are reviewed at least at each reporting date.

Changes in expected useful lives, or in the way the future economic benefits will be generated by the assets, are either recognized through a change in the period or in the amortisation method and are accounted for as changes in accounting estimates. The amortisation charges for intangible assets with a finite useful life are classified in the statement of income, in the costs appropriate for the function of the related intangible assets.

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Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, financial assets available-for-sale, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. All financial assets are recognized initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognized on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

●	Financial assets at fair value through profit or loss;

●	Loans and receivables;

●	Held-to-maturity investments;

●	Financial assets available-for-sale;

●	Impairment of financial assets;

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Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments as defined by IAS 39. The Group has not designated any financial assets at fair value through profit or loss. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented as financial expenses (negative net changes in fair value) or

Financial income (positive net changes in fair value) in the statement of income. Derivatives embedded in host contracts are accounted for as separate derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the statement of income. Re-assessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

Loans and receivables

Loans and receivables are non-derivative financial assets, with fixed or determinable payments that are not quoted in an active market. After initial recognition, these financial assets are subsequently measured at amortized cost using the effective interest rate method, less impairment. The amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses for loan and in cost of sales or other operating expenses for receivables. This category generally applies to trade and other receivables.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as held to maturity when the Company has the positive intention and ability to hold them to maturity. After initial measurement, held to maturity investments are measured at amortized cost using the effective interest rate method, less impairment. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses.

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Financial assets available-for-sale

Financial assets available-for-sale include equity investments and debt securities. Equity investments classified as available-for-sale are those that are neither classified as held for trading nor designated at fair value through profit or loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. After initial measurement, financial assets available-for-sale are subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive income and credited in the available-for-sale reserve until the investment is derecognized, at which time the cumulative gain or loss is recognized as other operating income or expenses, or the investment is determined to be impaired, when the cumulative loss is reclassified from the available-for-sale reserve to the statement of income as financial expenses. Interest earned whilst holding financial assets available-for-sale is recognized as financial income using the effective interest rate method.

Impairment of financial assets

The Company assesses, at each reporting date, whether there is objective evidence that a financial asset is impaired. An impairment exists if one or more events that has occurred since the initial recognition of the asset (an incurred ‘loss event’), has an impact on the estimated future cash flows of the financial asset or the company of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtors or a company of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and observable data indicating that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at amortized cost, the Company first assesses whether impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a company of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

The amount of any impairment loss identified is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate.

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The carrying amount of the asset is reduced through the use of an allowance account and the loss is recognized in statement of income. Interest income (recorded as financial income in the statement of income) continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. Loans together with the associated allowance are written off when there is no realistic prospect of future recovery and all collateral has been realized or has been transferred to the Company. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. If a write-off is later recovered, the recovery is recognized as financial expenses in the statement of income. For financial assets available for sale, the Company assesses at each reporting date whether there is objective evidence that an investment or a company of investments is impaired.

Inventories

Inventories are stated at the lower of cost or market on a weighted average cost basis.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at bank, short term deposits and other short-term and highly liquid financial investments that are readily convertible into cash, or that can be converted into cash within 90 days from the original date of acquisition, without any significant risk related to change in value.

Financial liability

After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the statement of income when the liabilities are derecognized as well as through the effective interest rate amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included as financial expenses in the statement of income.

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Trade and other payables

Trade and other payables are initially recognized at fair value, net of directly attributable costs. Trade and other payables are subsequently measured at amortized cost, applying the effective interest rate method. When a change, which can be reliably estimated, in the expected cash flows, the value of the liabilities is recalculated to reflect that change on the basis of the present value of the expected cash flows and the internal rate of return determined at inception.

Derivatives

The derivatives are valued at fair value.

Provisions for risks and charges

Provisions for risks and charges are recognized for identified losses and charges that are certain or likely to exist, for which the amount and/or timing cannot be determined. The provisions are recognized only when there is a current obligation (legal or constructive) for a future outflow of economic resources as a result of past events, and it is likely that such outflow will be required to settle the obligation. The amount represents the best estimate of the cost to settle the obligation. The rate used to calculate the present value of the provision reflects current market values and takes into consideration the specific risk associated with each liability.

When the effect of the time is material from a financial perspective and the obligation payment dates can be reliably estimated, the provisions are measured at the present value of the expected outflow using a rate which reflects market conditions, changes in the cost of money over the period and the specific risk related to the obligation. The increase in the value of the provision due to changes in the cost of money over time is accounted for as a financial expense.

No provisions are recognized for risks that will only possibly result in a liability. These risks are only disclosed in the specific section on contingent liabilities.

Revenue recognition

Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, taking into account the value of any returns, allowances, trade discounts and quantity-related premiums. Revenue is recognized when the significant risks and rewards of ownership of the goods are transferred to the buyer, when the consideration is likely to be cashed-in, the related costs or any refunding of goods can be reliably estimated, and if management ceases to exercise the ongoing level of activity usually associated with the ownership of the good sold. The transfer of risks and rewards usually coincides with the delivery to the customer, which corresponds to the delivery of the goods to the carrier.

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Cost recognition

Costs are recognized upon the acquisition of good or the service is performed.

Taxes

Current tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Company operates and generates taxable income. Current income tax relating to items recognized directly in shareholders’ equity is recognized in shareholders’ equity and not in the statement of income. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred taxes are calculated using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carry-forward of unused tax credits and unused tax losses. Deferred tax assets are recognized to the extent that it is likely that sufficient future taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax losses.

Deferred tax assets and liabilities are measured using the tax rates expected to be applicable in the years in which the assets will be realized or the liabilities will be settled, on the basis of the tax rates that have been enacted or substantively enacted at the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Current, deferred tax assets and liabilities are recognized in the statement of income, except those related to items directly accounted for in the shareholders’ equity for which the tax effect is recognized directly in shareholders’ equity as well.

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Notes to Financial Statements

Balance Sheet Notes

1.	Property Plant and equipment

The following table provides the detail as of December 31, 2014 compared with December 31, 2013:

EURO

Tangible Assets	31.12.13	Increase	Decrease	Depreciation	31.12.2014
Land and Buildings	172.985	0	0	2.575	170.410
Plant and machinery	4.673.135	36.173	0	307.471	4.401.837
Other Assets	0	1.765	0	1.765	0
Total	4.846.120	37.938	0	311.811	4.572.247

Land and Buildings refer to the land owned, where the plant is located, and it amounts to Euro 172.985 in 2013 and Euro 170.410 in 2014.

Land has an indefinite useful life.

Plant and Machinery refer to plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass, and it amounts to Euro 4.673.135 in 2013 and Euro 4.401.837 in 2014.

The book value of the Plant and Machinery included interest cost for Euro 10.000.

The useful life of the plant is estimated as 15 years.

As of 31 December 2013 and 2014, no assets were used as collaterals to third parties, apart a specific guaranty for borrowings.

Furthermore over the two-year period, there was no indications of any potential impairment of plant and equipment.

The following table sets forth the breakdown of the historical cost, accumulated depreciation and net carrying amount of plant and equipment at December 31, 2014 and December 31, 2013:

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	Hist.cost	Acc. Depr.	Net carrying amount	Hist.cost	Acc. Depr.	Net carrying amount
Intangible Assets	31.12.13	31.12.13	31.12.13	31.12.2014	31.12.2014	31.12.14
Land and Buildings	174.487	1.503	172.984	174.487	4.078	170.409
Plant and machinery	4.861.325	188.190	4.673.135	5.056.620	499.199	4.557.421
Other Assets	0	0	0	1.765	1.765	0
Total	5.035.812	189.693	4.846.120	5.232.872	505.042	4.727.831

The Intangible Assets are increasing for an amount of Euro 31.055 during the 2014.

EURO

Intangible Assets	31.12.13	Increase	Decrease	Ammortization	31.12.2014
Other Assets	0	31.055	0	5	31.050
Total	0	31.055	0	5	31.050

2.	Other non current assets

Other non-current refer to deferred tax assets accrued on negative impact of fair value hedging instrument on equity.

EURO

Other non current assets	31.12.2014	31.12.2013
Deferred tax assets	73.585	7.062
Total other non current assets	73.585	7.062

3.	Inventories

Inventories include the agricultural waste in stock and it increase in 2014 due to increase in production of energy.

EURO

Inventory	31.12.2014	31.12.2013
Materials, supplies and consumables	686.943	534.607
Total Inventory	686.943	534.607

4.	Trade Receivables

Trade receivables refer for the sale of the energy produced to plant.

EURO

Trade Receivables	31.12.2014	31.12.2013
Receivables due from customers	280.788	365.648
Total Trade Receivables	280.788	365.648

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The company has no allowance for doubtful accounts due to the fact that the company has a unique client (public Entitiy GSE)

EURO

Description	31.12.13	Provision	releases	31.12.2014
Allowance for doubtfull account				0
Total	0	0	0	0

5.	Other current Assets

Other current assets amount to Euro 1.357.564 as of December 31, 2014 (Euro 1.255.659 as of December 31, 2013) and are detailed below:

EURO

Other current assets	31.12.2014	31.12.2013
Tax receivables	1.328.207	1.158.062
Advances to suppliers	11.755	17.060
Prepayments and deferred costs	11.704	18.321
Other receivables	0	26.219
Financial receivables from parent company	5.898	35.997
Total other current assets	1.357.564	1.255.659

Tax receivables amount to Euro 1.328.207 (Euro 1.158.062 as of December 31, 2013), and refers to VAT reimbursement.

Prepayments and deferred costs mainly refer to the expenses incurred during the initial phase of startup of the plant.

Financial receivables from parent company refer to the receivables to Kinexia S.p.A. for the tax consolidation.

6.	Equity

EURO

Description	31.12.12	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.13
Share Capital	20.000	0	0	0	20.000
Other reserve	0	444.266	0	0	444.266
Retained earnings/accumalated losses	(2.705)	0	(2.983)	0	(5.688)
Profit(Loss) for the year	(2.983)	0	2.983	(438.671)	(438.671)
Total	14.312	444.266	0	(438.671)	19.907

The increase of the Other Reserve amounts to Euro 444.266 and refers principally to the partial waiver of the shareholder Volteo Energie S.p.A.;

The loss of the year 2012 is allocated to the accumulated losses.

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EURO

Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.14
Share Capital	20.000	0	0	0	20.000
Other reserves	444.266	(191.548)	0	0	252.718
Retained earnings/accumalated losses	(5.688)	10.226	(438.671)	0	(434.133)
Profit(Loss) for the year	(438.671)	0	438.671	(287.217)	(287.217)
Total	19.907	(181.322)	0	(287.217)	(448.632)

The Other Reserves amounts to Euro 252.718, and decreased of Euro 191.548 during the 2014, due to the negative impact on equity, net of taxes, related to the fair value of hedging instruments.

The loss of the year 2013 is allocated to the accumulated losses.

7.	Non – Current / Other Non current Financial Liabilities

EURO

Non current liabilities	31.12.2014	31.12.2013
Loans - Line VAT	1.039.000	1.039.000
Loans - Line BASE	3.382.788	3.755.539
Other financial liabilities	1.045.800	1.045.800
Total Non current liabilities	5.467.588	5.840.339

The loans as of December 31, 2014, amount to Euro 4.421.788, and refer to the long term loan signed with Bank IMI in February 25, 2013. The expiration of this loan is at June 30, 2026. The decrease in 2014 is related to the reclassification from long term to short term.

Other financial liabilities, amount to Euro 1.045.800 as of December 31, 2014 and 2013, and refer to junior loan received by the shareholders.

8.	Current Financial Liabilities

The following table provides a detail of the Current Financial Liabilities as of December 31, 2014:

EURO

Current financial liabilities	31.12.2014	31.12.2013
Loans	395.672	289.025
Bank overdraft	0	78
Fair value hedging	242.325	(22.160)
Other financial liabilities	140.163	106.504
Total current financial liabilities	778.160	373.447

Current Financial Liabilities amount to Euro 778.160 as of December 31, 2014 (Euro 373.447 as of December 31, 2013) mainly refer to the current portion of non-current loan with Bank IMI (Euro 395.672).

The caption of Euro 242.325, refers to the negative fair value at December 31, 2014 of the derivative instrument signed by the Company for hedging purposes.

17

The increase of “Other financial liabilities”, amount Euro 33.659, is due to the conversion of the loan received by the shareholders into a subordinated loan.

9.	Trade Payables

Trade Payables amount to Euro 1.169.563 (Euro 931.396 as of December 31, 2013), are details below:

EURO

Trade payables	31.12.2014	31.12.2013
Due to suppliers	1.114.788	667.235
Due to Kinexia S.p.A.	28.200	26.324
Due to Volteo Energie S.p.A.	26.575	237.837
Total trade payables	1.169.563	931.396

The Trade Payables to Volteo Energie S.p.A. are mainly referred to the contract of operation and maintenance (O&M) for the plant of Biogas.

Profit and Loss Notes

10.	Revenue

The breakdown of revenue at December 31, 2014, and 2013 is as follow:

EURO

Revenues	31.12.2014	31.12.2013
Revenues from energy sales	1.634.705	1.299.151
Other revenues	224.439	38.152
Total	1.859.144	1.337.303

As detailed in the table, the Energy segment represented more than 90% of firm revenues for the year ended December 31, 2014.

“Revenues from energy” refer to revenues from the sale of electricity to GSE, produced by the plant (with a power of 999Kw).

In 2014 the increase in other revenues mainly refer to an one off non-recurring item (penalty compensation linked to the performance of the plant)

18

11.	Costs of purchases

The following table sets forth the breakdown of costs of raw materials, including change in inventories, for the years ended December 31, 2014 and 2013:

EURO

Cost of purchases	31.12.2014	31.12.2013
Purchases of raw materials and goods for resale	(1.010.879)	(837.155)
Changes in inventories	152.336	77.166
Total	(858.543)	(759.989)

The increase in purchases of raw materials and goods for resale is mainly due to support the growth of the business over the two year period 2014-2013.

12.	Cost of services

The following table sets forth the breakdown of costs of services for the years ended December 31, 2014, and 2013:

EURO

Cost for services	31.12.2014	31.12.2013
Leases	(1.668)	(3.521)
Rents	0	(119.455)
Capitalised costs	0	3.643
Maintenances	(234.006)	(144.362)
Services	(182.886)	(187.866)
Assurance	(20.217)	(23.928)
Consulting	(10.416)	(8.648)
Other	(21.866)	(64.059)
Total	(471.059)	(548.196)

Costs of services for the year ended December 31, 2014 and 2013 amounted to Euro 471.059 and Euro 548.196 respectively.

The decrease in rents is due to the suspension of the rental contracts relating to the farming land.

13.	Depreciation and amortization

The following table sets forth the breakdown of depreciation, amortization and write-downs for the years ended December 31, 2014 and 2013:

EURO

Depreciation and amortization	31.12.2014	31.12.2013
Intangibles assets	(5)	0
Tangibles assets	(311.811)	(179.421)
Total	(311.816)	(179.421)

19

The depreciation of tangible assets, amount to Euro 311.816 as of December 31, 2014, mainly refer to the depreciation of the plant and equipment.

14.	Financial expense

The following table sets forth the breakdown of financial expenses for the years ended December 31, 2014 and 2013:

EURO

Financial expenses	31.12.2014	31.12.2013
Interest expenses	(382.098)	(268.513)
Bank expenses	(12.213)	(13.983)
Other	(48.232)	(26.219)
Total	(442.543)	(308.715)

Interest expenses include charges on bank account and on outstanding loans.

15.	Tax benefit/income

The following table sets forth the breakdown of tax benefit/income taxes for the years ended December 31, 2014 and 2013:

EURO

Income tax	31.12.2014	31.12.2013
Current taxes	(12.659)	0
Deferred taxes	(6.414)	12.916
Consolidation charges/gains	(31.615)	34.505
Total	(50.688)	47.421

Deferred taxes are calculated to the temporary deductible differences between statutory net results and IFRS net results.

16.	Loans by Maturity date

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2013:

EUR

Description	2014	2015	2016	2017	2018	5 years

Bank Loan	289.025	233.012	279.614	275.582	279.166	2.923.852
Bank Loan Line VAT			1.039.000

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2014:

20

EURO

Description	2015	2016	2017	2018	2019	5 years

Bank Loan	233.012	279.614	275.582	279.166	284.544	2.639.309
Bank Loan Line VAT		1.039.000

In 2013 the company signed a financial agreement with Banca IMI in order to obtain a financial borrowing of Euro 5.520.000 to finance the construction of the plant.

This loan has a final expiration of June 2026 (June 2016 for the loan Line VAT) and bears an interest rate Euribor/6 months + spread. Repayment of interests and capital is every 6 months.

17.	Disclosure on financial instruments

The following table includes the disclosure on financial instruments at 2013.

EURO

2013	NBV	Fair Value	Level

Other non-current assets	7.062	7.062	Level 3
Trade receivables	365.648	365.648	Level 3
Other currents assets	1.255.659	1.255.659	Level 3
Cash and cash equivalents	171.426	171.426	Level 3

Non-current financial liabilities	4.794.539	4.794.539	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	373.447	373.447	Level 3
Trade Payables	931.396	931.396	Level 3
Other current liabilities	15.433	15.433	Level 3
Tax liabilities	0	0	Level 3

21

The following table includes the disclosure on financial instruments at 2014.

EURO

2014	NBV	Fair Value	Level

Other non-current assets	73.585,00	73.585	Level 3
Trade receivables	280.788,00	280.788	Level 3
Other currents assets	1.357.564,00	1.357.564	Level 3
Cash and cash equivalents	15.460,00	15.460	Level 3

Non-current financial liabilities	4.421.788	4.421.788	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	778.160	778.160	Level 3
Trade Payables	1.169.563	1.169.563	Level 3
Other current liabilities	38.299	38.299	Level 3
Tax liabilities	12.659	12.659	Level 3

The difference of the value of hedging derivative between opening balance sheet and of closing has been accounted to Other Comprensive Income.

In 2013 the company signed a financial arrangement, in order to reduce the risk of unexpected variation on cash flow for interests linked to the loan of Banca IMI. This contract (swap fixed and variable interest rate) will expire on June 2026 and its fair value was positive, 22.000€ at FY 2013 and negative (242.000€) at FY 2014.

18.	Commitments and collaterals given by the Company

In 2014 the company gave a special guaranty of approximately 190.000€ related to VAT reimbursement.

19.	Types of financial risk

The Company is primarily exposed to financial risks related to interest rate fluctuations.

Credit risk is quite not relevant due to the fact that revenues are in respect of Public sector (GSE).

Liquidity risk is not significant because the company is able to match financial inflow and outflow

22

20.	Contingent liabilities

Aside from the information provided in the section on provisions for risks and charges, there are no legal or tax proceedings ongoing against the Company.

21	Extraordinary and/or unusual transactions

There are no unusual transaction to report.

22	Related Parties

We report a detail about the amount linked to operation with the related parties to December 31, 2014:

Euro

	Volteo	Kinexia
Receivables	0	5.898
Payable	26.575	28.200
Loans	1.045.800	0

Revenues	0	0
Cost	222.926	1.656

We report a detail about the amount linked to operation with the related parties to December 31, 2013:

Euro

	Volteo	Kinexia
Receivables	0	35.997
Payable	237.837	26.324
Loans	1.045.800	0

Revenues	0	0
Cost	208.262	11.420

23	Subsequent Events after the reporting period

There are no significant events after the reporting date to report.

23

Agrielektra S.r.l. Societá Agricola

Independent auditors’ report

GRO/ACD/ggn - RC030932015BD0544

Tel: +39 02 58.20.10 Fax: +39 02 58.20.14.03 www.bdo.it	Viale Abruzzi n. 94 20131 Milano

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of

Agrielektra S.r.l Società Agricola

We have audited the accompanying financial statements of Agrielektra S.r.l Società Agricola. (the “Company”), which comprise the balance sheets as of December 31, 2013 and 2014, and related income statements of operations, changes in shareholders’ equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards.

Milan, March 11 2016

BDO Italia S.p.A.

Giovanni Rovelli Signed- Partner

Aosta, Bari, Bergamo, Bologna, Brescia, Cagliari, Firenze, Genova, Milano, Napoli, Novara, Padova, Palermo, Pescara, Potenza, Roma, Torino, Treviso, Trieste, Verona, Vicenza

BDO Italia S.p.A. – Sede Legale: Viale Abruzzi, 94 – 20131 Milano – Capitale Sociale Euro 1.000.000 i.v.

Codice Fiscale, Partita IVA e Registro Imprese di Milano n. 07722780967 - R.E.A. Milano 1977842

Iscritta al Registro dei revisori Legali al n. 167911 con D.M. del 15/03/2013 G.U. n. 26 del 02/04/2013

BDO Italia S.p.A., società per azioni italiana, è membro di BDO International Limited, società di diritto inglese (company limited by guarantee), e fa parte della rete internazionale BDO, network di società indipendenti.

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

FINANCIAL STATEMENTS

For the Years Ended 31 December 2013 and 2014

1

2

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

BALANCE SHEETS

EURO

Balance Sheet	Notes	31.12.2014	31.12.2013
		EUR	EUR

Intangible assets with a definite useful life		10.553	0
Property, plant and equipment	(1)	4.584.234	4.788.155
Other non-current assets	(2)	68.119	24.262
TOTAL NON CURRENTS ASSETS		4.662.906	4.812.417
Inventory	(3)	760.335	576.793
Trade receivables	(4)	286.449	379.089
Other currents assets	(5)	1.337.667	1.242.039
Cash and cash equivalents		20.954	198.167
TOTAL CURRENT ASSETS		2.405.405	2.396.088
TOTAL ASSETS		7.068.311	7.208.505
Share capital	(6)	20.000	20.000
Other reserves	(6)	342.624	444.266
Retained earnings	(6)	(416.046)	(7.257)
Current earnings	(6)	(295.053)	(413.010)
Equity		(348.475)	43.999
Non-current financial liabilities	(7)	4.445.456	4.821.168
Other non-current liabilities	(7)	1.045.800	1.045.800
Total non.currents liabilities		5.491.256	5.866.968
Current financial liabilities	(8)	824.173	321.429
Trade Payables	(9)	1.048.663	950.465
Other current liabilities		39.063	25.644
Tax liabilities		13.631	0
Total current liabilities		1.925.530	1.297.538
TOTAL EQUITY AND LIABILITIES		7.068.311	7.208.505

3

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF INCOME

EURO

Profit and Loss	Notes	31.12.2014	31.12.2013

Revenues from the sale of goods and services	(10)	1.656.538	1.549.030
Total revenues		1.656.538	1.549.030
Costs of purchases, services and other costs	(11)	(779.225)	(910.288)
Costs for services and use leasehold	(12)	(310.489)	(510.237)
Other operating expenses		(54.211)	(13.269)
Depreciation and Amortization	(13)	(305.893)	(224.156)
Operating costs		(1.449.818)	(1.657.950)
Net operating income - EBIT		206.720	(108.920)
Financial income		25	305
Financial expense	(14)	(439.139)	(349.980)
Total financial balance		(439.114)	(349.675)
Result before taxes		(232.394)	(458.595)
Income taxes	(15)	(62.659)	45.585
Net result		(295.053)	(413.010)

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

EURO

Description	31.12.2012	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.2013
Share Capital	20.000	0	0	0	20.000
Other reserve	0	444.266	0	0	444.266
Retained earnings/accumalated losses	(2.697)	0	(4.560)	0	(7.257)
Profit (Loss) for the year	(4.560)	0	4.560	(413.010)	(413.010)
Total	12.743	444.266	0	(413.010)	43.999

EURO

Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.14
Share Capital	20.000	0	0	0	20.000
Other reserves	444.266	(101.642)	0	0	342.624
Retained earnings/accumalated losses	(7.257)	4.221	(413.010)	0	(416.046)
Profit (Loss) for the year	(413.010)	0	413.010	(295.053)	(295.053)
Total	43.999	(97.421)	0	(295.053)	(348.475)

4

STATEMENTS OF COMPREHENSIVE INCOME

Comprehensive income	31.12.2014	31.12.2013
Net result	(295.053)	(413.010)
Change in fair vale hedging	(191.642)	16.066
Comprehensive result	(486.695)	(396.944)

AGRIELEKTRA S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CASH FLOW

	the year ended
	December 31, 2014	December 31, 2013
Operating Activities:
Net loss	(295.053)	(413.010)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and Amortization	305.893	224.156
Changes in operating assets and liabilities:
Inventories	(183.542)	(108.412)
Trade receivable	92.640	(379.089)
Other current assets	(95.628)	(970.786)
Accounts payable	98.198	(61.503)
Current tax liabilities	13.631	(261)
Other current liabilities	13.419	19.177
Net cash and cash equivalents used in operating activities	(50.442)	(1.689.728)
Investing Activities:
Intangibles	(10.553)	0
Tangible	(101.972)	(3.923.520)
Other not current assets	0	0
Net cash and cash equivalents used in investing activities	(112.525)	(3.923.520)
Financing Activities:
Proceeds of Financial Liabilities	0	5.263.481
Repayments of Financial Liabilities	(108.577)	(942.961)
Proceeds/Repayments of Shareholders’ Loan	0	1.045.800
Equity	94.331	428.200
Net cash and cash equivalents provided by financing activities	(14.246)	5.794.520
Cash and Cash Equivalents:
Cash and Cash Equivalents, beginning of period	198.167	16.895
Cash and Cash Equivalents, end of period	20.954	198.167

5

Notes To Financial Statements

Organization and significant accounting policies

Organization

Agrielektra S.R.L. società Agricola (also defined the “Company”) owns a plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass.

The plant is located in Alagna (Pavia) and has a power of 999kW; the Company is headquartered at Vigevano, in the Street Stropeni 12/14.

At the reporting date, the Company was included in the consolidated statements of Kinexia Group, so Kinexia S.p.A. and Volteo S.p.A. have to be considered as related parties.

Basis of presentation

The financial statements as of the year ended 31 December 2014 (the “Financial Statements”) has been prepared in compliance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The Financial Statements has been prepared for the purpose of filing it with the U.S. Securities and Exchange Commission.

The IFRS refers to all “International Financial Reporting Standards”, all “International Accounting Standards” (IAS) and all interpretations of the International Financial Reporting Interpretations Committee (IFRIC), previously called the Standard Interpretations Committee (SIC). Specifically, the IFRS were applied consistently for all the periods presented herein.

No exemptions to IFRS were applied as part of the preparation of these Financial Statements.

The Financial Statements have been prepared on a historical cost basis and the assets and liabilities are presented in the Company financial statements according to the current/non-current classification.

The Financial Statements are presented in Euro which is the functional and presentation currency. All amounts are rounded to the nearest Euro thousand, unless otherwise indicated.

6

Significant Accounting Policies

Tangible assets

Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets for financial reporting purposes, appoximately equal to 15 years. Significant additions or improvements extending assets’ useful lives are capitalized; normal maintenance and repair costs are expensed as incurred. When items are sold or retired, related gains or losses are included in the statement of income.

Impairment of long-lived assets:

Long-lived assets, including property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. No impairment has been recognized in fiscal 2014.

Intangible assets with a finite useful life

Intangible assets consist of non-monetary and separately identifiable assets, which can be controlled and are expected to generate future economic benefits. Such assets are recognized at acquisition and/or production cost, including directly attributable expenses to make the asset ready for use, net of accumulated amortization charges and any impairment losses.

The costs incurred internally to develop new services and platforms are considered intangible assets generated internally and are recognized as assets only if the following requirements are met:

i.	the cost incurred for the development of the assets can be reliably measured;

ii.	the entity has the intention, the availability of financial resources, the ability to complete the assets and to use or sell them;

iii.	it can be demonstrated that the assets are able to produce future economic benefits.

Capitalized development costs include only expenses incurred that can be directly attributed to the process of developing new products and services.

Intangible assets with a finite useful life are amortized on a straight-line basis over their useful lives and are tested for impairment when circumstances indicate that the carrying value may be impaired. The amortization period and the amortization method for intangible assets with a finite useful lives are reviewed at least at each reporting date.

Changes in expected useful lives, or in the way the future economic benefits will be generated by the assets, are either recognized through a change in the period or in the amortization method and are accounted for as changes in accounting estimates. The amortization charges for intangible assets with a finite useful life are classified in the statement of income, in the costs appropriate for the function of the related intangible assets.

7

Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, financial assets available-for-sale, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. All financial assets are recognized initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognized on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

●	Financial assets at fair value through profit or loss;

●	Loans and receivables;

●	Held-to-maturity investments;

●	Financial assets available-for-sale;

●	Impairment of financial assets;

Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments as defined by IAS 39. The Group has not designated any financial assets at fair value through profit or loss. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented as financial expenses (negative net changes in fair value) or financial income (positive net changes in fair value) in the statement of income. Derivatives embedded in host contracts are accounted for as separate derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the statement of income. Re-assessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

8

Loans and receivables

Loans and receivables are non-derivative financial assets, with fixed or determinable payments that are not quoted in an active market. After initial recognition, these financial assets are subsequently measured at amortized cost using the effective interest rate method, less impairment. The amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses for loan and in cost of sales or other operating expenses for receivables. This category generally applies to trade and other receivables.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as held to maturity when the Company has the positive intention and ability to hold them to maturity. After initial measurement, held to maturity investments are measured at amortized cost using the effective interest rate method, less impairment. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses.

Financial assets available-for-sale

Financial assets available-for-sale include equity investments and debt securities. Equity investments classified as available-for-sale are those that are neither classified as held for trading nor designated at fair value through profit or loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. After initial measurement, financial assets available-for-sale are subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive income and credited in the available-for-sale reserve until the investment is derecognized, at which time the cumulative gain or loss is recognized as other operating income or expenses, or the investment is determined to be impaired, when the cumulative loss is reclassified from the available-for-sale reserve to the statement of income as financial expenses. Interest earned whilst holding financial assets available-for-sale is recognized as financial income using the effective interest rate method.

9

Impairment of financial assets

The Company assesses, at each reporting date, whether there is objective evidence that a financial asset is impaired. An impairment exists if one or more events that has occurred since the initial recognition of the asset (an incurred ‘loss event’), has an impact on the estimated future cash flows of the financial asset or the company of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtors or a company of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and observable data indicating that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at amortized cost, the Company first assesses whether impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a company of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

The amount of any impairment loss identified is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the loss is recognized in statement of income. Interest income (recorded as financial income in the statement of income) continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. Loans together with the associated allowance are written off when there is no realistic prospect of future recovery and all collateral has been realized or has been transferred to the Company. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. If a write-off is later recovered, the recovery is recognized as financial expenses in the statement of income. For financial assets available for sale, the Company assesses at each reporting date whether there is objective evidence that an investment or a company of investments is impaired.

10

Inventories

Inventories are stated at the lower of cost or market on a weighted average cost basis.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at bank, short term deposits and other short-term and highly liquid financial investments that are readily convertible into cash, or that can be converted into cash within 90 days from the original date of acquisition, without any significant risk related to change in value.

Financial liability

After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the statement of income when the liabilities are derecognized as well as through the effective interest rate amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included as financial expenses in the statement of income.

Trade and other payables

Trade and other payables are initially recognized at fair value, net of directly attributable costs. Trade and other payables are subsequently measured at amortized cost, applying the effective interest rate method. When a change, which can be reliably estimated, in the expected cash flows, the value of the liabilities is recalculated to reflect that change on the basis of the present value of the expected cash flows and the internal rate of return determined at inception.

11

Derivatives

The derivatives are valued at fair value.

Provisions for risks and charges

Provisions for risks and charges are recognized for identified losses and charges that are certain or likely to exist, for which the amount and/or timing cannot be determined. The provisions are recognized only when there is a current obligation (legal or constructive) for a future outflow of economic resources as a result of past events, and it is likely that such outflow will be required to settle the obligation. The amount represents the best estimate of the cost to settle the obligation. The rate used to calculate the present value of the provision reflects current market values and takes into consideration the specific risk associated with each liability.

When the effect of the time is material from a financial perspective and the obligation payment dates can be reliably estimated, the provisions are measured at the present value of the expected outflow using a rate which reflects market conditions, changes in the cost of money over the period and the specific risk related to the obligation. The increase in the value of the provision due to changes in the cost of money over time is accounted for as a financial expense.

No provisions are recognized for risks that will only possibly result in a liability. These risks are only disclosed in the specific section on contingent liabilities.

Revenue recognition

Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, taking into account the value of any returns, allowances, trade discounts and quantity-related premiums. Revenue is recognized when the significant risks and rewards of ownership of the goods are transferred to the buyer, when the consideration is likely to be cashed-in, the related costs or any refunding of goods can be reliably estimated, and if management ceases to exercise the ongoing level of activity usually associated with the ownership of the good sold. The transfer of risks and rewards usually coincides with the delivery to the customer, which corresponds to the delivery of the goods to the carrier.

12

Cost recognition

Costs are recognized upon the acquisition of good or the service is performed.

Taxes

Current tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Company operates and generates taxable income. Current income tax relating to items recognized directly in shareholders’ equity is recognized in shareholders’ equity and not in the statement of income. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred taxes are calculated using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carry-forward of unused tax credits and unused tax losses. Deferred tax assets are recognized to the extent that it is likely that sufficient future taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax losses.

Deferred tax assets and liabilities are measured using the tax rates expected to be applicable in the years in which the assets will be realized or the liabilities will be settled, on the basis of the tax rates that have been enacted or substantively enacted at the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Current, deferred tax assets and liabilities are recognized in the statement of income, except those related to items directly accounted for in the shareholders’ equity for which the tax effect is recognized directly in shareholders’ equity as well.

13

Notes To Financial Statements

Balance Sheet Notes

1.	Property Plant and equipment

The following table provides the detail as of December 31, 2014 compared with December 31, 2013:

EURO

Tangible Assets	31.12.13	Increase	Decrease	Depreciation	31.12.2014
Land and Buildings	152.675	0	0	390	152.285
Plant and Machinery	4.635.480	99.980	0	303.512	4.431.948
Other Assets	0	1.980	0	1.980	0
Total	4.788.155	101.960	0	305.882	4.584.234

Land and Buildings refer to the land owned, where the plant is located, and it amounts to Euro 152.675 in 2013 and Euro 152.285 in 2014.

Plant and Machinery refer to plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass, and it amounts to Euro 4.635.480 in 2013 and Euro 4.401.837 in 2014.

The book value of the Plant and Machinery included interest cost for Euro 18.000.

The useful life of the plant is estimated as 15 years.

As of 31 December 2013 and 2014, no assets were used as collaterals to third parties, apart a specific guaranty for borrowings.

Furthermore over the two-year period, there was no indications of any potential impairment of plant and equipment.

The following table sets forth the breakdown of the historical cost, accumulated depreciation and net carrying amount of plant and equipment at December 31, 2014 and December 31, 2013:

	Hist.cost	Acc. Depr.	Net carrying amount	Hist.cost	Acc. Depr.	Net carrying amount
Intangible Assets	31.12.13	31.12.13	31.12.13	31.12.2014	31.12.2014	31.12.14
Land and Buildings	152.967	292	152.674	152.967	682	152.285
Plant and machinery	4.877.564	242.083	4.635.481	4.977.544	545.595	4.431.949
Other Assets	0	0	0	1.980	1.980	0
Total	5.030.530	242.375	4.788.155	5.132.491	548.257	4.584.234

The Intangible Assets are increasing for an amount of Euro 10.564 during the 2014.

EURO

Intangible Assets	31.12.13	Increase	Decrease	Amortization	31.12.2014
Other Assets	0	10.564	0	11	10.553
Total	0	10.564	0	11	10.553

14

2.	Other non current assets

Other non-current refer to deferred tax assets accrued on negative impact of fair value hedging instruments on equity.

EURO

Other non-current assets	31.12.2014	31.12.2013
Deferred tax assets	65.119	1.262
Deposits	3.000	23.000
Total other non-current assets	68.119	24.262

3.	Inventories

Inventories include the agricultural waste in stock and it increase in 2014 due to increase in production of energy.

EURO

Inventory	31.12.2014	31.12.2013
Materials, supplies and consumables	760.335	576.793
Total Inventory	760.335	576.793

4.	Trade Receivables

Trade receivables refer for the sale of the energy produced to plant.

EURO

Trade Receivables	31.12.2014	31.12.2013
Receivables due from customers	286.449	379.089
Total Trade Receivables	286.449	379.089

The company has no allowance for doubtful accounts due to the fact that the company has a unique client (public Entitiy GSE).

EURO

Description	31.12.13	Provision	releases	31.12.2014
Allowance for doubtfulls account				0
Total	0	0	0	0

5.	Other current Assets

Other current assets amount to Euro 1.337.667 as of December 31, 2014 (Euro 1.242.039 as of December 31, 2013) and are detailed below:

EURO

Other current assets	31.12.2014	31.12.2013
Tax receivables	1.238.424	1.143.405
Advances to suppliers	86.502	13.554
Prepayments and deferred costs	12.020	18.472
Other receivables	0	26.219
Financial receivables from parent company	721	40.389
Total other current assets	1.337.667	1.242.039

15

Tax receivables amount to Euro 1.238.424 (Euro 1.143.405 as of December 31, 2013), and refer to VAT reimbursement.

The Company has claimed for refund of the input VAT for the year 2012 (Euro 174.084) and year 2013 (Euro 774.375).

Prepayments and deferred costs, as of December 31, 2014, amount to Euro 12.020 and mainly refer to the expenses incurred during the initial phase of startup of the plant.

Financial receivables from parent company, as of December 31, 2014, amount to Euro 721 and refer to the receivables to Kinexia S.p.A. for the tax consolidation.

6.	Equity

EURO

Description	31.12.2012	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.2013
Share Capital	20.000	0	0	0	20.000
Other reserve	0	444.266	0	0	444.266
Retained earnings/accumalated losses	(2.697)	0	(4.560)	0	(7.257)
Profit (Loss) for the year	(4.560)	0	4.560	(413.010)	(413.010)
Total	12.743	444.266	0	(413.010)	43.999

The increase of the Other Reserve amounts to Euro 444.266 and refers principally to the partial waiver of the shareholder Volteo Energie S.p.A.;

The loss of the year 2012 is allocated to the accumulated losses.

EURO

Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.14
Share Capital	20.000	0	0	0	20.000
Other reserves	444.266	(101.642)	0	0	342.624
Retained earnings/accumalated losses	(7.257)	4.221	(413.010)	0	(416.046)
Profit (Loss) for the year	(413.010)	0	413.010	(295.053)	(295.053)
Total	43.999	(97.421)	0	(295.053)	(348.475)

16

The Other Reserves amounts to Euro 342.624, and decreased of Euro 101.642 during the 2014, due to the negative impact on equity, net of taxes, related to the fair value of hedging instrument.

The loss of the year 2013 is allocated to the accumulated losses.

The loss of the year 2014 amounts to Euro 295.053.

7.	Non – Current / Other Non-current Financial Liabilities

EURO

Non current liabilities	31.12.2014	31.12.2013
Loans - Line VAT	1.039.000	1.039.000
Loans - Line BASE	3.406.456	3.782.168
Other financial liabilities	1.045.800	1.045.800
Total Non current liabilities	5.491.256	5.866.968

The loans as of December 31, 2014, amount to Euro 4.445.456, and refer to the long term loan signed with Bank IMI in February 25, 2013. The expiration of this loan is at June 30, 2026. The decrease in 2014 is related to the reclassification from long term to short term.

Other financial liabilities, amount to Euro 1.045.800 as of December 31, 2013 and 2014, and refer to junior loan received by the shareholders.

8.	Current Financial Liabilities

The following table provides a detail of the Current Financial Liabilities as of December 31, 2014:

EURO

Current financial liabilities	31.12.2014	31.12.2013
Loans	395.672	289.025
Bank overdraft	0	78
Fair vale hedging	242.325	(22.160)
Other financial liabilities	186.176	54.486
Total current financial liabilities	824.173	321.429

Current Financial Liabilities amount to Euro 824.173 as of December 31, 2014 (Euro 321.429 as of December 31, 2013) mainly refer to the current portion of non-current loan with Bank IMI (Euro 395.672).

The caption of Euro 242.325 refers to the negative fair value at December 31, 2014 of the derivative instrument signed by the Company for hedging purposes.

The increase of “Other financial liabilities”, amount Euro 131.690, is due to the conversion of the loan received by the shareholders into a subordinated loan.

17

9.	Trade Payables

Trade Payables amount to Euro 1.048.663 (Euro 950.465 as of December 31, 2013), are details below:

EURO

Trade payables	31.12.2014	31.12.2013
Due to suppliers	894.754	672.464
Due to Kinexia S.p.A.	30.166	28.290
Due to Volteo Energie S.p.A.	123.743	249.711
Total trade payables	1.048.663	950.465

Trade Payables to Volteo Energie S.p.A. refer to the contract of operation and maintenance (O&M) for the plant of Biogas.

Profit and Loss Notes

10.	Revenue

The breakdown of revenue at December 31, 2014, and 2013 is as follow:

EURO

Revenues	31.12.2014	31.12.2013
Revenues from energy sales	1.542.509	1.520.900
Other revenues	114.029	28.130
Total	1.656.538	1.549.030

As detailed in the table, the Energy segment represented more than 80% of firm revenues for the years ended December 31, 2014 and 2013.

“Revenues from energy” refer to revenues from the sale of electricity to GSE, produced by the plant (with a power of 999Kw).

In 2014 the increase in other revenues mainly refer to an one off non-recurring item (penalty compensation linked to the performance of the plant)

11.	Costs of purchases

The following table sets forth the breakdown of costs of raw materials, including change in inventories, for the years ended December 31, 2014 and 2013:

EURO

Cost of purchases	31.12.2014	31.12.2013
Purchases of raw materials and goods for resale	(962.767)	(1.018.699)
Changes in inventories	183.542	108.411
Total	(779.225)	(910.288)

18

12.	Cost of services

The following table sets forth the breakdown of costs of services for the years ended December 31, 2014, and 2013:

EURO

Cost for services	31.12.2014	31.12.2013
Leases	(1.665)	(1.901)
Rents	0	(117.032)
Capitalised costs	0	3.644
Maintenances	(225.681)	(199.587)
Services	(28.524)	(95.789)
Assurance	(20.210)	(23.105)
Consulting	(11.488)	(9.336)
Other	(22.921)	(67.131)
Total	(310.489)	(510.237)

Costs of services for the year ended December 31, 2014 and 2013 amounted to Euro 310.489, and Euro 510.237 respectively.

The decrease in rents is due to the suspension of the rental contracts relating to the faming land.

The increase in maintenances cost is due to the increase of the business activity of the energy plant.

In 2013 costs for services were affected by one-off non-recurring costs for about 60.000€.

13.	Depreciation and amortization

The following table sets forth the breakdown of depreciation, amortization and write-downs for the years ended December 31, 2014 and 2013:

EURO

Depreciation and amortization	31.12.2014	31.12.2013
Intangibles assets	(11)	0
Tangibles assets	(305.882)	(224.156)
Total	(305.893)	(224.156)

The increase of the depreciation and amortization is mainly due to the depreciation of plant and equipment.

19

14.	Financial expense

The following table sets forth the breakdown of financial expenses for the years ended December 31, 2014 and 2013:

EURO

Financial expenses	31.12.2014	31.12.2013
Interest expenses	(378.872)	(309.967)
Bank expenses	(12.035)	(13.794)
Other	(48.232)	(26.219)
Total	(439.139)	(349.980)

Interest expenses include charges on bank account and on outstanding loans.

15.	Tax benefit/income

The following table sets forth the breakdown of tax benefit/income taxes for the years ended December 31, 2014 and 2013:

EURO

Income tax	31.12.2014	31.12.2013
Current taxes	(13.631)	0
Deferred taxes	(8.984)	7.119
Consolidation charges/gains	(40.044)	38.466
Total	(62.659)	45.585

Deferred taxes are calculated to the temporary deductible differences between statutory net results and IFRS net results.

16.	Loans by Maturity date

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2013:

EURO

Description	2014	2015	2016	2017	2018	5 years

Bank Loan	289.025	233.012	279.614	275.582	279.166	2.923.852
Bank Loan Line VAT			1.039.000

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2014:

EURO

Description	2015	2016	2017	2018	2019	5 years

Bank Loan	233.012	279.614	275.582	279.166	284.544	2.639.309
Bank Loan Line VAT		1.039.000

20

In 2013 the company signed a financial agreement with Banca IMI in order to obtain a financial borrowing of Euro 5.520.000 to finance the construction of the plant.

This loan has a final expiration of June 2026 (June 2016 for the loan Line VAT) and bears an interest rate Euribor/6 months + spread. Repayment of interests and capital is every 6 months.

17.	Disclosure on financial instruments

The following table includes the disclosure on financial instruments at 2013.

EURO

2013	Fair Value	Amortized cost	Level

Other non-current assets	24.262	24.262	Level 3
Trade receivables	379.089	379.089	Level 3
Other currents assets	1.242.039	1.242.039	Level 3
Cash and cash equivalents	198.167	198.167	Level 3

Non-current financial liabilities	4.821.168	4.821.168	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	321.429	321.429	Level 3
Trade Payables	950.465	950.465	Level 3
Other current liabilities	25.644	25.644	Level 3
Tax liabilities	0	0	Level 3

EURO

2014	NBV	Fair Value	Level

Other non-current assets	68.119	68.119	Level 3
Trade receivables	286.449	286.449	Level 3
Other currents assets	1.337.667	1.337.667	Level 3
Cash and cash equivalents	20.954	20.954	Level 3

Non-current financial liabilities	4.445.456	4.445.456	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	824.173	824.173	Level 3
Trade Payables	1.048.663	1.048.663	Level 3
Other current liabilities	39.063	39.063	Level 3
Tax liabilities	13.631	13.631	Level 3

21

The difference of the value of hedging derivative between opening balance sheet and of closing has been accounted to Other Comprensive Income.

In 2013 the company signed a financial arrangement, in order to reduce the risk of unexpected variation on cash flow for interests linked to the loan of Banca IMI. This contract (swap fixed and variable interest rate) will expire on June 2026 and its fair value was positive, 22.000€ at FY 2013 and negative (242.000€) at FY 2014.

18.	Commitments and collaterals given by the Company

In 2013 the company gives a special guaranty of about 382.000€ related to potential environmental risks, in 2014 this caption increase to 566.000€ and includes a special guaranty for VAT reimbursement.

19.	Types of financial risk

The Company is primarily exposed to financial risks related to interest rate fluctuations and liquidity risk.

Credit risk is quite not relevant due to the fact that revenues are in respect of Public sector (GSE).

Liquidity risk is not significant because the company is able to match financial inflow and outflow

20.	Contingent liabilities

Aside from the information provided in the section on provisions for risks and charges, there are no legal or tax proceedings ongoing against the Company.

21.	Extraordinary and/or unusual transactions

There are no unusual transaction to report.

22

19.	Related Parties

We report a detail about the amount linked to operation with the related parties to December 31, 2014:

Euro

	Volteo	Kinexia
Receivables	0	721
Payable	123.743	30.166
Loans	1.045.800	0

Revenues	113.656	0
Cost	285.292	656

We report a detail about the amount linked to operation with the related parties to December 31, 2013:

Euro

	Volteo	Kinexia
Receivables	0	40.389
Payable	249.711	28.290
Loans	1.045.800	0

Revenues	0	0
Cost	25.050	22.197

22.	Subsequent Events after the reporting period

There are no significant events after the reporting date to report.

23

Agrisorse S.r.l. Societá Agricola

Independent auditors’ report

 GRO/ACD/ggn - RC030942015BD0547

Tel: +39 02 58.20.10 Fax: +39 02 58.20.14.03 www.bdo.it	Viale Abruzzi n. 94 20131 Milano

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of

Agrisorse S.r.l Società Agricola.

We have audited the accompanying financial statements of Agrisorse S.r.l Società Agricola. (the “Company”), which comprise the balance sheets as of December 31, 2013 and 2014, and related income statements of operations, changes in shareholders’ equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards.

Milan, March 11 2016

BDO Italia S.p.A.

Giovanni Rovelli Signed- Partner

Aosta, Bari, Bergamo, Bologna, Brescia, Cagliari, Firenze, Genova, Milano, Napoli, Novara, Padova, Palermo, Pescara, Potenza, Roma, Torino, Treviso, Trieste, Verona, Vicenza

BDO Italia S.p.A. – Sede Legale: Viale Abruzzi, 94 – 20131 Milano – Capitale Sociale Euro 1.000.000 i.v.

Codice Fiscale, Partita IVA e Registro Imprese di Milano n. 07722780967 - R.E.A. Milano 1977842

Iscritta al Registro dei revisori Legali al n. 167911 con D.M. del 15/03/2013 G.U. n. 26 del 02/04/2013

BDO Italia S.p.A., società per azioni italiana, è membro di BDO International Limited, società di diritto inglese (company limited by guarantee), e fa parte della rete internazionale BDO, network di società indipendenti.

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

FINANCIAL STATEMENTS

For the Years Ended 31 December 2013 and 2014

1

TABLE OF CONTENTS

Page

Financial Statements
Balance Sheets	3
Statements of Income	4
Statements of Changes in Shareholders’ Equity	4
Statements of Comprehensive Income	5
Statements of Cash Flow	5
Notes to Financial Statements	6

2

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

BALANCE SHEETS

EURO

Balance Sheet	Notes	31.12.2014	31.12.2013
		EUR	EUR
Intangible assets with a definite useful life		10.557	0
Property, plant and equipment	(1)	4.449.744	4.747.987
Other non-current assets	(2)	67.991	1.867
TOTAL NON CURRENTS ASSETS		4.528.292	4.749.854
Inventories	(3)	617.400	555.557
Trade receivables	(4)	314.987	347.027
Other currents assets	(5)	1.365.603	1.274.984
Cash and cash equivalents		11.682	186.671
TOTAL CURRENT ASSETS		2.309.672	2.364.239
TOTAL ASSETS		6.837.964	7.114.093
Share capital	(6)	20.000	20.000
Other reserves	(6)	292.730	444.266
Retained earnings	(6)	(676.789)	(5.690)
Current earnings	(6)	(92.617)	(675.088)
Equity		(456.676)	(216.512)
Non-current financial liabilities	(7)	4.434.860	4.809.241
Other non-current liabilities	(7)	1.045.800	1.045.800
Total non.currents liabilities		5.480.660	5.855.041
Current financial liabilities	(8)	780.883	372.373
Trade Payables	(9)	981.075	1.078.098
Other current liabilities		38.503	25.093
Tax liabilities		13.519	0
Total current liabilities		1.813.980	1.475.564
TOTAL EQUITY AND LIABILITIES		6.837.964	7.114.093

3

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF INCOME

EURO

Profit and Loss	Notes	31.12.2014	31.12.2013

Revenues from the sale of goods and services	(10)	1.941.000	1.380.815
Other operating income		0	0
Total revenues		1.941.000	1.380.815
Costs of purchases, services and other costs	(11)	(905.248)	(804.047)
Costs for services and use leasehold	(12)	(323.519)	(614.241)
Labour costs		0	0
Other operating expenses		(13.146)	(153.198)
Depreciation and Amortization	(13)	(300.125)	(202.003)
Operating costs		(1.542.038)	(1.773.489)
Net operating income - EBIT		398.962	(392.674)
Financial income		26	593
Financial expense	(14)	(440.520)	(335.521)
Total financial balance		(440.494)	(334.928)
Result before taxes		(41.532)	(727.602)
Income taxes	(15)	(51.085)	52.514
Net result		(92.617)	(675.088)

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

EURO

Description	31.12.2012	Other	Profit (loss) allocation	Profit (Loss) of the year	31.12.2013
Share Capital	20.000	0	0	0	20.000
Other reserve	0	444.266	0	0	444.266
Retained earnings/accumulated losses	(2.704)	0	(2.986)	0	(5.690)
Profit (Loss) of the year	(2.986)	0	2.986	(675.088)	(675.088)
Total	14.310	444.266	0	(675.088)	(216.512)

EURO

Description	31.12.2013	Other	Profit (loss) allocation	Profit (Loss) of the year	31.12.2014
Share Capital	20.000	0	0	0	20.000
Other reserves	444.266	(151.536)	0	0	292.730
Retained earnings/accumulated losses	(5.690)	3.989	(675.088)	0	(676.789)
Profit (Loss) of the year	(675.088)	0	675.088	(92.617)	(92.617)
Total	(216.512)	(147.547)	0	(92.617)	(456.676)

4

STATEMENTS OF COMPREHENSIVE INCOME

EURO

Comprehensive income	31.12.2014	31.12.2013
Net result	(92.617)	(675.088)
Change in fair value hedging	(191.536)	16.066
Comprehensive result	(284.153)	(659.022)

AGRISORSE S.r.l. SOCIETA’ AGRICOLA

STATEMENTS OF CASH FLOW

	the year ended
	December 31,	December 31,
	2014	2013

Operating Activities:
Net loss	(92.617)	(675.088)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and Amortization	300.125	202.003
Changes in operating assets and liabilities:
Inventories	(61.843)	(103.867)
Trade receivable	32.040	(347.027)
Other current assets	43.691	(1.042.377)
Accounts payable	(97.023)	123.048
Current tax liabilities	13.519	(81)
Other current liabilities	13.410	19.182
Net cash and cash equivalents used in operating activities	151.302	(1.824.207)
Investing Activities:
Intangibles	(10.557)	0
Purchase of property and equipment	0	0
Tangible	1.875	(3.907.844)
Other not current assets	0	0
Net cash and cash equivalents used in investing activities	(8.682)	(3.907.844)
Financing Activities:
Proceeds of Financial Liabilities	0	5.255.837
Repayments of Financial Liabilities	(357.717)	(821.758)
Proceeds/Repayments of Shareholders’ Loan	0	1.045.800
Equity	40.108	428.200
Net cash and cash equivalents provided by financing activities	(317.609)	5.908.079
Cash and Cash Equivalents:
Cash and Cash Equivalents, beginning of period	186.671	10.643
Cash and Cash Equivalents, end of period	11.682	186.671

5

Notes to Financial Statements

Organization and significant accounting policies

Organization

Agrisorse S.R.L. società Agricola (also defined the “Company”) owns a plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass.

The plant is located in Garlasco (Pavia) and has a power of 999kW; the Company is headquartered at Vigevano, in the Street Stropeni 12/14.

At the reporting date, the Company was included in the consolidated statements of Kinexia Group, so Kinexia S.p.A. and Volteo S.p.A. have to be considered as related parties.

Basis of presentation

The financial statements as of the year ended 31 December 2014 (the “Financial Statements”) has been prepared in compliance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The Financial Statements has been prepared for the purpose of filing it with the U.S. Securities and Exchange Commission.

The IFRS refers to all “International Financial Reporting Standards”, all “International Accounting Standards” (IAS) and all interpretations of the International Financial Reporting Interpretations Committee (IFRIC), previously called the Standard Interpretations Committee (SIC). Specifically, the IFRS were applied consistently for all the periods presented herein.

No exemptions to IFRS were applied as part of the preparation of these Financial Statements.

The Financial Statements have been prepared on a historical cost basis and the assets and liabilities are presented in the Company financial statements according to the current/non-current classification.

The Financial Statements are presented in Euro which is the functional and presentation currency. All amounts are rounded to the nearest Euro thousand, unless otherwise indicated.

Significant Accounting Policies

Tangible assets

Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets for financial reporting purposes, approximately equal to 15 years. Significant additions or improvements extending assets’ useful lives are capitalized; normal maintenance and repair costs are expensed as incurred. When items are sold or retired, related gains or losses are included in the statement of income.

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Impairment of long-lived assets:

Long-lived assets, including property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. No impairment has been recognized in fiscal 2014.

Intangible assets with a finite useful life

Intangible assets consist of non-monetary and separately identifiable assets, which can be controlled and are expected to generate future economic benefits. Such assets are recognized at acquisition and/or production cost, including directly attributable expenses to make the asset ready for use, net of accumulated amortization charges and any impairment losses.

The costs incurred internally to develop new services and platforms are considered intangible assets generated internally and are recognized as assets only if the following requirements are met:

i.	the cost incurred for the development of the assets can be reliably measured;

ii.	the entity has the intention, the availability of financial resources, the ability to complete the assets and to use or sell them;

iii.	it can be demonstrated that the assets are able to produce future economic benefits.

Capitalized development costs include only expenses incurred that can be directly attributed to the process of developing new products and services.

Intangible assets with a finite useful life are amortized on a straight-line basis over their useful lives and are tested for impairment when circumstances indicate that the carrying value may be impaired. The amortization period and the amortization method for intangible assets with a finite useful lives are reviewed at least at each reporting date.

Changes in expected useful lives, or in the way the future economic benefits will be generated by the assets, are either recognized through a change in the period or in the amortization method and are accounted for as changes in accounting estimates. The amortization charges for intangible assets with a finite useful life are classified in the statement of income, in the costs appropriate for the function of the related intangible assets.

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Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, financial assets available-for-sale, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. All financial assets are recognized initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognized on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

•         Financial assets at fair value through profit or loss;

•         Loans and receivables;

•         Held-to-maturity investments;

•         Financial assets available-for-sale;

•         Impairment of financial assets;

Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments as defined by IAS 39.

The Group has not designated any financial assets at fair value through profit or loss. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented as financial expenses (negative net changes in fair value) or financial income (positive net changes in fair value) in the statement of income.

8

Derivatives embedded in host contracts are accounted for as separate derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the statement of income. Re-assessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

Loans and receivables

Loans and receivables are non-derivative financial assets, with fixed or determinable payments that are not quoted in an active market. After initial recognition, these financial assets are subsequently measured at amortized cost using the effective interest rate method, less impairment. The amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses for loan and in cost of sales or other operating expenses for receivables. This category generally applies to trade and other receivables.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as held to maturity when the Company has the positive intention and ability to hold them to maturity. After initial measurement, held to maturity investments are measured at amortized cost using the effective interest rate method, less impairment. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses.

Financial assets available-for-sale

Financial assets available-for-sale include equity investments and debt securities. Equity investments classified as available-for-sale are those that are neither classified as held for trading nor designated at fair value through profit or loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. After initial measurement, financial assets available-for-sale are subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive income and credited in the available-for-sale reserve until the investment is derecognized, at which time the cumulative gain or loss is recognized as other operating income or expenses, or the investment is determined to be impaired, when the cumulative loss is reclassified from the available-for-sale reserve to the statement of income as financial expenses. Interest earned whilst holding financial assets available-for-sale is recognized as financial income using the effective interest rate method.

9

Impairment of financial assets

The Company assesses, at each reporting date, whether there is objective evidence that a financial asset is impaired. An impairment exists if one or more events that has occurred since the initial recognition of the asset (an incurred ‘loss event’), has an impact on the estimated future cash flows of the financial asset or the company of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtors or a company of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and observable data indicating that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at amortized cost, the Company first assesses whether impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a company of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

The amount of any impairment loss identified is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the loss is recognized in statement of income. Interest income (recorded as financial income in the statement of income) continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. Loans together with the associated allowance are written off when there is no realistic prospect of future recovery and all collateral has been realized or has been transferred to the Company. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. If a write-off is later recovered, the recovery is recognized as financial expenses in the statement of income. For financial assets available for sale, the Company assesses at each reporting date whether there is objective evidence that an investment or a company of investments is impaired.

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Inventories

Inventories are stated at the lower of cost or market on a weighted average cost basis.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at bank, short term deposits and other short-term and highly liquid financial investments that are readily convertible into cash, or that can be converted into cash within 90 days from the original date of acquisition, without any significant risk related to change in value.

Financial liability

After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the statement of income when the liabilities are derecognized as well as through the effective interest rate amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included as financial expenses in the statement of income.

Trade and other payables

Trade and other payables are initially recognized at fair value, net of directly attributable costs. Trade and other payables are subsequently measured at amortized cost, applying the effective interest rate method. When a change, which can be reliably estimated, in the expected cash flows, the value of the liabilities is recalculated to reflect that change on the basis of the present value of the expected cash flows and the internal rate of return determined at inception.

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Derivatives

The derivatives are valued at fair value.

Provisions for risks and charges

Provisions for risks and charges are recognized for identified losses and charges that are certain or likely to exist, for which the amount and/or timing cannot be determined. The provisions are recognized only when there is a current obligation (legal or constructive) for a future outflow of economic resources as a result of past events, and it is likely that such outflow will be required to settle the obligation. The amount represents the best estimate of the cost to settle the obligation. The rate used to calculate the present value of the provision reflects current market values and takes into consideration the specific risk associated with each liability.

When the effect of the time is material from a financial perspective and the obligation payment dates can be reliably estimated, the provisions are measured at the present value of the expected outflow using a rate which reflects market conditions, changes in the cost of money over the period and the specific risk related to the obligation. The increase in the value of the provision due to changes in the cost of money over time is accounted for as a financial expense.

No provisions are recognized for risks that will only possibly result in a liability. These risks are only disclosed in the specific section on contingent liabilities.

Revenue recognition

Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, taking into account the value of any returns, allowances, trade discounts and quantity-related premiums. Revenue is recognized when the significant risks and rewards of ownership of the goods are transferred to the buyer, when the consideration is likely to be cashed-in, the related costs or any refunding of goods can be reliably estimated, and if management ceases to exercise the ongoing level of activity usually associated with the ownership of the good sold. The transfer of risks and rewards usually coincides with the delivery to the customer, which corresponds to the delivery of the goods to the carrier.

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Cost recognition

Costs are recognized upon the acquisition of good or the service is performed.

Taxes

Current tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Company operates and generates taxable income. Current income tax relating to items recognized directly in shareholders’ equity is recognized in shareholders’ equity and not in the statement of income. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred taxes are calculated using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carry-forward of unused tax credits and unused tax losses. Deferred tax assets are recognized to the extent that it is likely that sufficient future taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax losses.

Deferred tax assets and liabilities are measured using the tax rates expected to be applicable in the years in which the assets will be realized or the liabilities will be settled, on the basis of the tax rates that have been enacted or substantively enacted at the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Current, deferred tax assets and liabilities are recognized in the statement of income, except those related to items directly accounted for in the shareholders’ equity for which the tax effect is recognized directly in shareholders’ equity as well.

13

Notes to Financial Statements

Balance Sheet Notes

1.	Property Plant and equipment

The following table provides the detail as of December 31, 2014 compared with December 31, 2013:

EURO

Tangible Assets	31.12.2013	Increase	Decrease	Depreciation	31.12.2014
Land and Buildings	142.221	0	0	432	141.789
Plant and Machinery	4.605.766	5.449	5.328	297.932	4.307.955
Other Assets	0	1.754	0	1.754	0
Total	4.747.987	7.203	5.328	300.118	4.449.744

Land and Buildings refer to the land owned, where the plant is located, and it amounts to Euro 142.221 in 2013 and Euro 141.789 in 2014.

Land has an indefinite useful life.

Plant and Machinery refer to plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass, and it amounts to Euro 4.605.766 in 2013 and Euro 4.307.955 in 2014.

The useful life of the plant is estimated as 15 years.

The book value of the Plant and Machinery included interest cost for Euro 14.000.

As of 31 December 2013 and 2014, no assets were used as collaterals to third parties, apart a specific guaranty for borrowings.

Furthermore over the two-year period, there was no indications of any potential impairment of plant and equipment.

The following table sets forth the breakdown of the historical cost, accumulated depreciation and net carrying amount of plant and equipment at December 31, 2014 and December 31, 2013:

	Hist.cost	Acc. Depr.	Net carrying amount	Hist.cost	Acc. Depr.	Net carrying amount
Intangible Assets	31.12.13	31.12.13	31.12.13	31.12.2014	31.12.2014	31.12.14
Land and Buildings	142.509	289	142.220	142.509	720	141.789
Plant and machinery	4.819.321	213.555	4.605.767	4.819.442	511.487	4.307.955
Other Assets	0	0	0	1.754	1.754	0
Total	4.961.831	213.844	4.747.987	4.963.706	513.961	4.449.744

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The Intangible Assets are increasing for an amount of Euro 10.557 during the 2014.

EURO

Intangible Assets	31.12.13	Increase	Decrease	Amortization	31.12.2014
Other Assets	0	10.564	0	7	10.557
Total	0	10.564	0	7	10.557

2.	Other non current assets

Other non-current refer to deferred tax assets accrued on negative impact of fair value hedging instruments on equity.

EURO

Other non-current assets	31.12.2014	31.12.2013
Deferred tax assets	67.991	1.867
Total other non-current assets	67.991	1.867

3.	Inventories

Inventories include the agricultural waste in stock as of December 31, 2014.

EURO

Inventory	31.12.2014	31.12.2013
Materials, supplies and consumables	617.400	555.557
Total Inventory	617.400	555.557

4.	Trade Receivables

Trade receivables refer for the sale of the energy produced to plant.

EURO

Trade Receivables	31.12.2014	31.12.2013
Receivables due from customers	314.987	347.027
Total Trade Receivables	314.987	347.027

The company has no allowance for doubtful accounts due to the fact that the company has a unique client (public Entity GSE).

Description	31.12.13	Provision	releases	31.12.2014
Allowance for doubtfull account				0
Total	0	0	0	0

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5.	Other current Assets

Other current assets amount to Euro 1.365.603 as of December 31, 2014 (Euro 1.274.984 as of December 31, 2013) and are detailed below:

EURO

Other current assets	31.12.2014	31.12.2013
Tax receivables	1.310.504	1.167.968
Advances to suppliers	27.310	16.605
Prepayments and deferred costs	11.529	17.935
Other receivables	0	26.220
Financial receivables from parent company	16.260	46.256
Total other current assets	1.365.603	1.274.984

Tax receivables amount to Euro 1.310.504 (Euro 1.167.968 as of December 31, 2013), and refers to VAT reimbursement.

The Company has claimed for refund of the input VAT for the year 2012 (Euro 170.143) and year 2013 (Euro 770.175).

Prepayments and deferred costs, as of December 31, 2014, amount to Euro 11.529 and mainly refer to the expenses incurred during the initial phase of startup of the plant.

Financial receivables from parent company, as of December 31, 2014, amount to Euro 16.260 and refer to the receivables to Kinexia S.p.A. for the tax consolidation.

6.	Equity

EURO

Description	31.12.2012	Other	Profit (loss) allocation	Profit (Loss) of the year	31.12.2013
Share Capital	20.000	0	0	0	20.000
Other reserve	0	444.266	0	0	444.266
Retained earnings/accumulated losses	(2.704)	0	(2.986)	0	(5.690)
Profit (Loss) of the year	(2.986)	0	2.986	(675.088)	(675.088)
Total	14.310	444.266	0	(675.088)	(216.512)

The increase of the Other Reserve amounts to Euro 444.266 and refers principally to the partial waiver of the shareholder Volteo Energie S.p.A.;

The loss of the year 2012 is allocated to the accumulated losses.

EURO

Description	31.12.2013	Other	Profit (loss) allocation	Profit (Loss) of the year	31.12.2014
Share Capital	20.000	0	0	0	20.000
Other reserves	444.266	(151.536)	0	0	292.730
Retained earnings/accumulated losses	(5.690)	3.989	(675.088)	0	(676.789)
Profit (Loss) of the year	(675.088)	0	675.088	(92.617)	(92.617)
Total	(216.512)	(147.547)	0	(92.617)	(456.676)

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The Other Reserve amounts to Euro 292.730, and decreased of Euro 151.536 during the 2014, due to the negative impact on equity, net of taxes, related to the fair value of hedging instrument.

The loss of the year 2013 is allocated to the accumulated losses.

The loss of the year 2014 amounts to Euro 92.617.

7.	Non – Current / Other Non current Financial Liabilities

Non current liabilities	31.12.2014	31.12.2013
Loans - Line VAT	1.039.000	1.039.000
Loans - Line BASE	3.395.860	3.770.241
Other financial liabilities	1.045.800	1.045.800
Total Non current liabilities	5.480.660	5.855.041

The loans as of December 31, 2014, amount to Euro 4.434.860, and refer to the long term loan signed with Bank IMI in February 25, 2013. The expiration of this loan is at June 30, 2026. The decrease in 2014 is related to the reclassification from long term to short term.

Other financial liabilities, amount to Euro 1.045.800 as of December 31, 2013 and 2014, and refer to a junior loan received by the shareholders.

8.	Current Financial Liabilities

The following table provides a detail of the Current Financial Liabilities as of December 31, 2014:

EURO

Current financial liabilities	31.12.2014	31.12.2013
Loans	395.672	289.025
Fair value hedging	242.325	(22.160)
Other financial liabilities	142.886	105.508
Total current financial liabilities	780.883	372.373

Current Financial Liabilities amount to Euro 780.883 as of December 31, 2014 (Euro 372.373 as of December 31, 2013) mainly refer to the current portion of non-current loan with Bank IMI (Euro 395.672).

The increase of “Other financial liabilities”, amount Euro 37.378, is due to the conversion of the loan received by the shareholders into subordinated loan.

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9.	Trade Payables

Trade Payables amount to Euro 981.075 (Euro 1.078.098 as of December 31, 2013), are details below:

EURO

Trade payables	31.12.2014	31.12.2013
Due to suppliers	894.291	821.657
Due to Kinexia S.p.A.	29.011	27.135
Due to Volteo Energie S.p.A.	57.773	229.306
Total trade payables	981.075	1.078.098

Trade Payables to Volteo Energie S.p.A. refer to the contract of operation and maintenance (O&M) for the plant of Biogas.

Profit and Loss Notes

10.	Revenue

The breakdown of revenue at December 31, 2014, and 2013 is as follow:

EURO

Revenues	31.12.2014	31.12.2013
Revenues from energy sales	1.761.456	1.352.970
Other revenues	179.544	27.845
Total	1.941.000	1.380.815

As detailed in the table, the Energy segment represented more than 80% of firm revenues for the years ended December 31, 2014 and 2013.

“Revenues from energy” refer to revenues from the sale of electricity to GSE, produced by the plant (with a power of 999Kw).

In 2014 the increase in other revenues mainly refer to an one off non-recurring item (penalty compensation linked to the performance of the plant)

11.	Costs of purchases

The following table sets forth the breakdown of costs of raw materials, including change in inventories, for the years ended December 31, 2014 and 2013:

EURO

Costs of purchases	31.12.2014	31.12.2013	Change
Purchases of raw materials	(967.092)	(907.914)	(59.178)
Changes in inventories	61.844	103.867	(42.023)
Total	(905.248)	(804.047)	(101.201)

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The increase in purchases of raw materials and goods for resale was mainly due to support the growth of the business over the two year period 2014-2013.

12.	Cost of services

The following table sets forth the breakdown of costs of services for the years ended December 31, 2014, and 2013:

EURO

Cost for services	31.12.2014	31.12.2013
Leases	(1.670)	(1.901)
Rents	0	(115.773)
Capitalised costs	0	3.642
Maintenances	(245.851)	(173.402)
Services	(23.353)	(229.081)
Assurance	(20.231)	(22.986)
Consulting	(9.919)	(9.789)
Other	(22.495)	(64.951)
Total	(323.519)	(614.241)

Costs of services for the year ended December 31, 2014 and 2013 amounted to Euro 323.519, and Euro 614.241 respectively.

In 2013 costs for services were affected by one-off non-recurring cost for about 190.000€.

The decrease in rents is due to the suspension of the rental contracts relating to the farming land.

The increase in maintenance cost is direct result of the increase of the business activity of the energy plant.

13.	Depreciation and Amortization

The following table sets forth the breakdown of depreciation, amortization and write-downs for the years ended December 31, 2014 and 2013:

EURO

Depreciation and amortization	31.12.2014	31.12.2013
Intangibles assets	(7)	0
Tangibles assets	(300.118)	(202.003)
Total	(300.125)	(202.003)

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The trend of depreciation and amortization over the two year period reflects the depreciation of plant and equipment and the amortization of intangible assets based on their estimated useful lives and is influenced by investments made during the two year period.

14.	Financial expense

The following table sets forth the breakdown of financial expenses for the years ended December 31, 2014 and 2013:

EURO

Financial expenses	31.12.2014	31.12.2013
Interest expenses	(380.237)	(295.472)
Bank expenses	(12.050)	(13.830)
Other	(48.233)	(26.219)
Total	(440.520)	(335.521)

Interest expense includes charges on current bank advances and on outstanding loans.

15.	Tax benefit/income

The following table sets forth the breakdown of tax benefit/income taxes for the years ended December 31, 2014 and 2013:

EURO

Income tax	31.12.2014	31.12.2013
Current taxes	(13.519)	0
Deferred taxes	(6.718)	7.721
Consolidation charges/gains	(30.848)	44.793
Total	(51.085)	52.514

Deferred taxes are calculated to the temporary deductible differences between statutory net result and IFRS net result.

16.	Loans by Maturity date

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2013:

EURO

Description	2014	2015	2016	2017	2018	5 years

Bank Loan	289.025	233.012	279.614	275.582	279.166	2.923.852
Bank Loan Line VAT			1.039.000

20

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2014:

EURO

Description	2015	2016	2017	2018	2019	5 years

Bank Loan	289.025	233.012	279.614	275.582	279.166	2.923.852
Bank Loan Line VAT		1.039.000

In 2013 the company signed a financial agreement with Banca IMI in order to obtain a financial borrowing of Euro 5.520.000 to finance the construction of the plant.

This loan has a final expiration of June 2026 (June 2016 for the loan Line VAT) and bears an interest rate Euribor/6 months + spread. Repayment of interests and capital is every 6 months.

17.	Disclosure on financial instruments

The following table includes the disclosure on financial instruments at 2013.

EURO

2013	Fair Value	Amortized cost	Level

Other non-current assets	1.867	1.867	Level 3
Trade receivables	347.027	347.027	Level 3
Other currents assets	1.274.984	1.274.984	Level 3
Cash and cash equivalents	186.671	186.671	Level 3

Non-current financial liabilities	4.809.241	4.809.241	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	372.373	372.373	Level 3
Trade Payables	1.078.098	1.078.098	Level 3
Other current liabilities	25.093	25.093	Level 3
Tax liabilities	0	0	Level 3

21

The following table includes the disclosure on financial instruments at 2014.

EURO

2014	Fair Value	Amortized cost	Level

Other non-current assets	67.991	67.991	Level 3
Trade receivables	314.987	314.987	Level 3
Other currents assets	1.365.603	1.365.603	Level 3
Cash and cash equivalents	11.682	11.682	Level 3

Non-current financial liabilities	4.434.860	4.434.860	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	780.883	780.883	Level 3
Trade Payables	981.075	981.075	Level 3
Other current liabilities	38.503	38.503	Level 3
Tax liabilities	13.519	13.519	Level 3

The difference of the value of hedging derivative between opening balance sheet and of closing has been accounted to Other Comprensive Income.

In 2013 the company signed a financial arrangement, in order to reduce the risk of unexpected variation on cash flow for interests linked to the loan of Banca IMI. This contract (swap fixed and variable interest rate) will expire on June 2026 and its fair value was positive, 22.000€ at FY 20143 and negative (242.000€) at FY 2014.

18.	Commitments and collaterals given by the Company

In 2014 the company gives a special guaranty of about 180.000€ related to VAT reimbursement.

19.	Types of financial risk

The Company is primarily exposed to financial risks related to interest rate fluctuations and liquidity risk.

Credit risk is quite not relevant due to the fact that revenues are in respect of Public sector (GSE).

Liquidity risk is not significant because the company is able to match financial inflow and outflow.

22

20.	Contingent liabilities

Aside from the information provided in the section on provisions for risks and charges, there are no legal or tax proceedings ongoing against the Company.

21.	Extraordinary and/or unusual transactions

There are no unusual transaction to report.

22.	Related Parties

We report a detail about the amount linked to operation with the related parties to December 31, 2014:

Euro

	Volteo	Kinexia
Receivables	0	16.260
Payable	57.773	29.011
Loans	1.045.800	0

Revenues	178.696	0
Cost	304.493	656

We report a detail about the amount linked to operation with the related parties to December 31, 2013:

Euro

	Volteo	Kinexia
Receivables	0	46.256
Payable	229.306	27.135
Loans	1.045.800	0

Revenues	0	0
Cost	228.654	21.250

23.	Subsequent Events after the reporting period

There are no significant events after the reporting date to report.

23

Societá Agricola Gefa S.r.l

Independent auditors’ report

GRO/ACD/ggn - RC030932015BD0545

Tel: +39 02 58.20.10 Fax: +39 02 58.20.14.03 www.bdo.it	Viale Abruzzi n. 94 20131 Milano

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of

Società Agricola Gefa S.r.l.

We have audited the accompanying financial statements of Società Agricola Gefa S.r.l. (the “Company”), which comprise the balance sheets as of December 31, 2013 and 2014, and related income statements of operations, changes in shareholders’ equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards.

Milan, March 11 2016

BDO Italia S.p.A.

Giovanni Rovelli Signed- Partner

Aosta, Bari, Bergamo, Bologna, Brescia, Cagliari, Firenze, Genova, Milano, Napoli, Novara, Padova, Palermo, Pescara, Potenza, Roma, Torino, Treviso, Trieste, Verona, Vicenza

BDO Italia S.p.A. – Sede Legale: Viale Abruzzi, 94 – 20131 Milano – Capitale Sociale Euro 1.000.000 i.v.

Codice Fiscale, Partita IVA e Registro Imprese di Milano n. 07722780967 - R.E.A. Milano 1977842

Iscritta al Registro dei revisori Legali al n. 167911 con D.M. del 15/03/2013 G.U. n. 26 del 02/04/2013

BDO Italia S.p.A., società per azioni italiana, è membro di BDO International Limited, società di diritto inglese (company limited by guarantee), e fa parte della rete internazionale BDO, network di società indipendenti.

SOCIETA’ AGRICOLA GEFA S.r.l.

For the Years Ended 31 December 2013 and 2014

1

TABLE OF CONTENTS

Page

Financial Statements
Balance Sheets	3
Statements of Income	4
Statements of Changes in Shareholders’ Equity	4
Statements of Comprehensive Income	5
Statements of Cash Flow	5
Notes to Financial Statements	6

2

SOCIETA’ AGRICOLA GEFA S.r.l.

BALANCE SHEETS

EURO

Balance Sheet	Notes	31.12.2014	31.12.2013
		EUR	EUR
Intangible assets with a definite useful life		0	1
Property, plant and equipment	(1)	4.615.203	4.895.396
Other non-current assets	(2)	78.643	11.949
TOTAL NON CURRENTS ASSETS		4.693.846	4.907.346
Inventory	(3)	677.440	530.164
Trade receivables	(4)	326.200	375.005
Other currents assets	(5)	1.344.474	1.284.187
Current financial assets		0	0
Cash and cash equivalents		103.131	200.184
TOTAL CURRENT ASSETS		2.451.245	2.389.540
TOTAL ASSETS	(6)	7.145.091	7.296.886
Share capital	(6)	20.000	20.000
Other reserves	(6)	277.762	445.973
Retained earnings	(6)	(287.071)	207.348
Current earnings		(82.696)	(494.419)
Equity	(7)	(72.005)	178.902
Non-current financial liabilities	(7)	4.428.134	4.823.807
Other non-current liabilities		1.077.066	1.045.800
Total non.currents liabilities	(8)	5.505.200	5.869.607
Current financial liabilities	(9)	698.444	318.180
Trade Payables	(9)	959.933	910.564
Other current liabilities		37.825	19.389
Tax liabilities		15.694	244
Total current liabilities		1.711.896	1.248.377
TOTAL EQUITY AND LIABILITIES		7.145.091	7.296.886

3

SOCIETA’ AGRICOLA GEFA S.r.l.

STATEMENTS OF INCOME

EURO

Profit and Loss	Notes	31.12.2014	31.12.2013

Revenues from the sale of goods and services	(10)	1.877.179	1.456.857
Total revenues		1.877.179	1.456.857
Costs of purchases, services and other costs	(11)	(805.212)	(831.051)
Costs for services and use leasehold	(12)	(314.952)	(575.555)
Other operating expenses		(18.991)	(7.600)
Depreciation and Amortization	(13)	(331.639)	(231.306)
Operating costs		(1.470.794)	(1.645.512)
Net operating income - EBIT		406.385	(188.655)
Financial income		26	19
Financial expense	(14)	(418.947)	(358.780)
Total financial balance		(418.921)	(358.761)
Result before taxes		(12.536)	(547.416)
Income taxes	(15)	(70.160)	52.997
Net Result		(82.696)	(494.419)

SOCIETA’ AGRICOLA GEFA S.r.l.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

EURO

Description	31.12.12	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.13
Share Capital	20.000	0	0	0	20.000
Other reserve	0	445.973	0	0	445.973
Retained earnings/accumalated losses	220.113	0	(12.765)	0	207.348
Profit(Loss) for the year	(12.765)	0	12.765	(494.419)	(494.419)
Total	227.348	445.973	0	(494.419)	178.902

EURO

Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.14
Share Capital	20.000	0	0	0	20.000
Other reserves	445.973	(168.211)	0	0	277.762
Retained earnings/accumalated losses	207.348	0	(494.419)	0	(287.071)
Profit(Loss) for the year	(494.419)	0	494.419	(82.696)	(82.696)
Total	178.902	(168.211)	0	(82.696)	(72.005)

4

STATEMENTS OF COMPREHENSIVE INCOME

EURO

Comprehensive income	31.12.2014	31.12.2013
Net result	(82.696)	(494.419)
Change in fair value hedging	(190.608)	16.066
Comprehensive result	(273.304)	(478.353)

SOCIETA’ AGRICOLA GEFA S.r.l.

STATEMENTS OF CASH FLOW

	the year ended
	December 31,	December 31,
	2014	2013
Operating Activities:
Net loss	(82.696)	(494.419)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and Amortization	331.639	231.306
Changes in operating assets and liabilities:
Inventories	(147.276)	(53.187)
Trade receivable	48.805	(375.005)
Other current assets	(60.287)	(1.009.941)
Accounts payable	49.369	493.566
Current tax liabilities	15.450	(143)
Other current liabilities	18.436	14.152
Net cash and cash equivalents used in operating activities	173.440	(1.193.671)
Investing Activities:
Intangibles	0	0
Tangible	(51.445)	(3.825.958)
Other not current assets	0	0
Net cash and cash equivalents used in investing activities	(51.445)	(3.825.958)
Financing Activities:
Proceeds of Financial Liabilities	0	5.261.852
Repayments of Financial Liabilities	(242.589)	(1.516.234)
Proceeds/Repayments of Shareholders’ Loans	0	1.045.800
Equity	23.541	428.200
Net cash and cash equivalents provided by financing activities	(219.048)	5.219.618
Cash and Cash Equivalents:
Cash and Cash Equivalents, beginning of period	200.184	195
Cash and Cash Equivalents, end of period	103.131	200.184

5

Notes to Financial Statements

Organization and significant accounting policies

Organization

Gefa Società Agricola S.r.l. (also defined the “Company”) owns a plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass.

The plant is located in Dorno (Pavia) and has a power of 999kW; the Company is headquartered at Vigevano, in the Street Stropeni 12.

At the reporting date, the Company was included in the consolidated statements of Kinexia Group, so Kinexia S.p.A. and Volteo S.p.A. have to be considered as related parties.

Basis of presentation

The financial statements as of the year ended 31 December 2014 (the “Financial Statements”) has been prepared in compliance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The Financial Statements has been prepared for the purpose of filing it with the U.S. Securities and Exchange Commission.

The IFRS refers to all “International Financial Reporting Standards”, all “International Accounting Standards” (IAS) and all interpretations of the International Financial Reporting Interpretations Committee (IFRIC), previously called the Standard Interpretations Committee (SIC). Specifically, the IFRS were applied consistently for all the periods presented herein.

No exemptions to IFRS were applied as part of the preparation of these Financial Statements.

The Financial Statements have been prepared on a historical cost basis and the assets and liabilities are presented in the Company financial statements according to the current/non-current classification.

The Financial Statements are presented in Euro which is the functional and presentation currency. All amounts are rounded to the nearest Euro thousand, unless otherwise indicated.

Significant Accounting Policies

Tangible assets

Depreciation and amortization is recorded using the straight-line method over the estimated useful lives of the assets for financial reporting purposes, which equals approximately 15 years. Significant additions or improvements extending assets’ useful lives are capitalized; normal maintenance and repair costs are expensed as incurred. When items are sold or retired, related gains or losses are included in the statement of income.

6

Impairment of long-lived assets:

Long-lived assets, including property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. No impairment has been recognized in fiscal 2014.

Intangible assets with a finite useful life

Intangible assets consist of non-monetary and separately identifiable assets, which can be controlled and are expected to generate future economic benefits. Such assets are recognized at acquisition and/or production cost, including directly attributable expenses to make the asset ready for use, net of accumulated amortization charges and any impairment losses.

The costs incurred internally to develop new services and platforms are considered intangible assets generated internally and are recognized as assets only if the following requirements are met:

i.	the cost incurred for the development of the assets can be reliably measured;

ii.	the entity has the intention, the availability of financial resources, the ability to complete the assets and to use or sell them;

iii.	it can be demonstrated that the assets are able to produce future economic benefits.

Capitalized development costs include only expenses incurred that can be directly attributed to the process of developing new products and services.

Intangible assets with a finite useful life are amortized on a straight-line basis over their useful lives and are tested for impairment when circumstances indicate that the carrying value may be impaired. The amortization period and the amortization method for intangible assets with a finite useful lives are reviewed at least at each reporting date.

Changes in expected useful lives, or in the way the future economic benefits will be generated by the assets, are either recognized through a change in the period or in the amortization method and are accounted for as changes in accounting estimates. The amortization charges for intangible assets with a finite useful life are classified in the statement of income, in the costs appropriate for the function of the related intangible assets.

7

Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments, financial assets available-for-sale, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. All financial assets are recognized initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognized on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

•         Financial assets at fair value through profit or loss;

•         Loans and receivables;

•         Held-to-maturity investments;

•         Financial assets available-for-sale;

•         Impairment of financial assets;

Financial assets at fair value through profit or loss

Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments as defined by IAS 39. The Group has not designated any financial assets at fair value through profit or loss. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented as financial expenses (negative net changes in fair value) or financial income (positive net changes in fair value) in the statement of income. Derivatives embedded in host contracts are accounted for as separate derivatives and recorded at fair value if their economic characteristics and risks are not closely related to those of the host contracts and the host contracts are not held for trading or designated at fair value though profit or loss. These embedded derivatives are measured at fair value with changes in fair value recognized in the statement of income. Re-assessment only occurs if there is either a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required or a reclassification of a financial asset out of the fair value through profit or loss.

8

Loans and receivables

Loans and receivables are non-derivative financial assets, with fixed or determinable payments that are not quoted in an active market. After initial recognition, these financial assets are subsequently measured at amortized cost using the effective interest rate method, less impairment. The amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses for loan and in cost of sales or other operating expenses for receivables. This category generally applies to trade and other receivables.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as held to maturity when the Company has the positive intention and ability to hold them to maturity. After initial measurement, held to maturity investments are measured at amortized cost using the effective interest rate method, less impairment. Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is recognized as financial income in the statement of income. The losses arising from impairment are recognized in the statement of income as financial expenses.

Financial assets available-for-sale

Financial assets available-for-sale include equity investments and debt securities. Equity investments classified as available-for-sale are those that are neither classified as held for trading nor designated at fair value through profit or loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. After initial measurement, financial assets available-for-sale are subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive income and credited in the available-for-sale reserve until the investment is derecognized, at which time the cumulative gain or loss is recognized as other operating income or expenses, or the investment is determined to be impaired, when the cumulative loss is reclassified from the available-for-sale reserve to the statement of income as financial expenses. Interest earned whilst holding financial assets available-for-sale is recognized as financial income using the effective interest rate method.

9

Impairment of financial assets

The Company assesses, at each reporting date, whether there is objective evidence that a financial asset is impaired. An impairment exists if one or more events that has occurred since the initial recognition of the asset (an incurred ‘loss event’), has an impact on the estimated future cash flows of the financial asset or the company of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtors or a company of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganization and observable data indicating that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

For financial assets carried at amortized cost, the Company first assesses whether impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a company of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

The amount of any impairment loss identified is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the loss is recognized in statement of income. Interest income (recorded as financial income in the statement of income) continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. Loans together with the associated allowance are written off when there is no realistic prospect of future recovery and all collateral has been realized or has been transferred to the Company. If, in a subsequent period, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. If a write-off is later recovered, the recovery is recognized as financial expenses in the statement of income. For financial assets available for sale, the Company assesses at each reporting date whether there is objective evidence that an investment or a company of investments is impaired.

10

Inventories

Inventories are stated at the lower of cost or market on a weighted average cost basis.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at bank, short term deposits and other short-term and highly liquid financial investments that are readily convertible into cash, or that can be converted into cash within 90 days from the original date of acquisition, without any significant risk related to change in value.

Financial liability

After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the statement of income when the liabilities are derecognized as well as through the effective interest rate amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included as financial expenses in the statement of income.

Trade and other payables

Trade and other payables are initially recognized at fair value, net of directly attributable costs. Trade and other payables are subsequently measured at amortized cost, applying the effective interest rate method. When a change, which can be reliably estimated, in the expected cash flows, the value of the liabilities is recalculated to reflect that change on the basis of the present value of the expected cash flows and the internal rate of return determined at inception.

Derivatives

The derivatives are valued at fair value.

11

Provisions for risks and charges

Provisions for risks and charges are recognized for identified losses and charges that are certain or likely to exist, for which the amount and/or timing cannot be determined. The provisions are recognized only when there is a current obligation (legal or constructive) for a future outflow of economic resources as a result of past events, and it is likely that such outflow will be required to settle the obligation. The amount represents the best estimate of the cost to settle the obligation. The rate used to calculate the present value of the provision reflects current market values and takes into consideration the specific risk associated with each liability.

When the effect of the time is material from a financial perspective and the obligation payment dates can be reliably estimated, the provisions are measured at the present value of the expected outflow using a rate which reflects market conditions, changes in the cost of money over the period and the specific risk related to the obligation. The increase in the value of the provision due to changes in the cost of money over time is accounted for as a financial expense.

No provisions are recognized for risks that will only possibly result in a liability. These risks are only disclosed in the specific section on contingent liabilities.

Revenue recognition

Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, taking into account the value of any returns, allowances, trade discounts and quantity-related premiums. Revenue is recognized when the significant risks and rewards of ownership of the goods are transferred to the buyer, when the consideration is likely to be cashed-in, the related costs or any refunding of goods can be reliably estimated, and if management ceases to exercise the ongoing level of activity usually associated with the ownership of the good sold. The transfer of risks and rewards usually coincides with the delivery to the customer, which corresponds to the delivery of the goods to the carrier.

Cost recognition

Costs are recognized upon the acquisition of good or the service is performed.

12

Taxes

Current tax assets and liabilities for the current period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted, at the reporting date in the countries where the Company operates and generates taxable income. Current income tax relating to items recognized directly in shareholders’ equity is recognized in shareholders’ equity and not in the statement of income. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred taxes are calculated using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carry-forward of unused tax credits and unused tax losses. Deferred tax assets are recognized to the extent that it is likely that sufficient future taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax losses.

Deferred tax assets and liabilities are measured using the tax rates expected to be applicable in the years in which the assets will be realized or the liabilities will be settled, on the basis of the tax rates that have been enacted or substantively enacted at the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Current, deferred tax assets and liabilities are recognized in the statement of income, except those related to items directly accounted for in the shareholders’ equity for which the tax effect is recognized directly in shareholders’ equity as well.

13

Notes to Financial Statements

Balance Sheet Notes

1.	Property Plant and equipment

The following table provides the detail as of December 31, 2014 compared with December 31, 2013:

EURO

Tangible Assets	31.12.13	Increase	Decrease	Amortization	31.12.2014
Land and Buildings	155.675	0	0	0	155.675
Plant and machinery	4.739.721	52.489	2.715	329.967	4.459.528
Industrial equipment	0	0	0	0	0
Intangible in course	0	0	0	0	0
Other Assets	0	1.671	0	1.671	0
Total	4.895.396	54.160	2.715	331.638	4.615.203

Land and Buildings refer to the land owned, where the plant is located, and it amounts to Euro 155.675 in 2013 and Euro 155.675 in 2014.

Land has an indefinite useful life.

Plant and Machinery refer to plant for production of Biogas resulting from the anaerobic digestion of agricultural biomass, and it amounts to Euro 4.739.721 in 2013 and Euro 4.459.528 in 2014.

The book value of the Plant and Machinery included interest cost for Euro 25.000.

The useful life of the plant is estimated as 15 years.

As of 31 December 2013 and 2014, no assets were used as collaterals to third parties, apart a specific guaranty for borrowings.

Furthermore over the two-year period, there was no indications of any potential impairment of plant and equipment.

The following table sets forth the breakdown of the historical cost, accumulated depreciation and net carrying amount of plant and equipment at December 31, 2014 and December 31, 2013:

	Hist.cost	Acc. Depr.	Net carrying amount	Hist.cost	Acc. Depr.	Net carrying amount
Intangible Assets	31.12.13	31.12.13	31.12.13	31.12.2014	31.12.2014	31.12.14
Land and Buildings	155.675	0	155.675	155.675	0	155.675
Plant and machinery	4.975.989	236.268	4.739.721	5.025.764	566.236	4.459.528
Other Assets	0	0	0	1.671	1.671	0
Total	5.131.664	236.268	4.895.396	5.183.109	567.907	4.615.203

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The Intangible Assets are increasing for an amount of Euro 31.055 during the 2014.

EURO

Intangible Assets	31.12.13	Increase	Decrease	Ammortization	31.12.2014
Sector costs for preparation	0	0	0	0	0
Other intangible	1	0	0	1	0
Other Assets	0	0	0	0	0
Total	1	0	0	1	0

2.	Other non current assets

Other non-current refer to deferred tax assets accrued on negative impact of fair value hedging instruments on equity.

EURO

Other non-current assets	31.12.2014	31.12.2013
Deferred tax assets	78.643	11.949
Total other non current assets	78.643	11.949

3.	Inventories

Inventories include the agricultural waste in stock and it increase in 2014 due to increase in production of energy.

EURO

Inventory	31.12.2014	31.12.2013
Materials, supplies and consumables	677.440	530.164
Total Inventory	677.440	530.164

4.	Trade Receivables

Trade receivables refer for the sale of the energy produced to plant.

EURO

Trade Receivables	31.12.2014	31.12.2013
Receivables due from customers	326.200	375.005
Total Trade Receivables	326.200	375.005

The company has no allowance for doubtful accounts due to the fact that the company has a unique client (public Entity GSE).

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EURO

Description	31.12.13	Provision	Releases	31.12.2014
Allowance for doubtfull account				0
Total	0	0	0	0

5.	Other current Assets

Other current assets amount to Euro 1.344.474 as of December 31, 2014 (Euro 1.284.187 as of December 31, 2013) and are detailed below:

EURO

Other current assets	31.12.2014	31.12.2013
Tax receivables	1.274.640	1.131.795
Advances to suppliers	58.579	50.561
Prepayments and deferred costs	11.255	17.925
Other receivables	0	36.035
Financial receivables from parent company	0	47.871
Total other current assets	1.344.474	1.284.187

Tax receivables amount to Euro 1.274.640 (Euro 1.131.795 as of December 31, 2013), refer to VAT reimbursement.

Prepayments and deferred costs mainly refer to the expenses incurred during the initial phase of startup of the plant.

Financial receivables from parent company refer to the receivables to Kinexia S.p.A. for the tax consolidation.

6.	Equity

EURO

Description	31.12.12	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.13
Share Capital	20.000	0	0	0	20.000
Other reserve	0	445.973	0	0	445.973
Retained earnings/accumalated losses	220.113	0	(12.765)	0	207.348
Profit(Loss) for the year	(12.765)	0	12.765	(494.419)	(494.419)
Total	227.348	445.973	0	(494.419)	178.902

The increase of the Other Reserve amounts to Euro 444.266 and refers principally to the partial waiver of the shareholder Volteo Energie S.p.A.;

The loss of the year 2012 is allocated to the accumulated losses.

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EURO

Description	31.12.13	Other	Profit (loss) allocation	Profit (Loss) for the year	31.12.14
Share Capital	20.000	0	0	0	20.000
Other reserves	445.973	(168.211)	0	0	277.762
Retained earnings/accumalated losses	207.348	0	(494.419)	0	(287.071)
Profit(Loss) for the year	(494.419)	0	494.419	(82.696)	(82.696)
Total	178.902	(168.211)	0	(82.696)	(72.005)

The Other Reserves amounts to Euro 277.762, and decreased of Euro 168.211 during the 2014, due to the negative impact on equity, net of taxes, related to the fair value of hedging instrument.

The loss of the year 2013 is allocated to the accumulated losses.

The loss of the year 2014 amounts to Euro 82.696.

7.	Non – Current / Other Non current Financial Liabilities

EURO

Non-current liabilities	31.12.2014	31.12.2013
Loans - Line VAT	1.039.000	1.039.000
Loans - Line BASE	3.389.134	3.784.807
Other financial liabilities	1.077.066	1.045.800
Total Non-current liabilities	5.505.200	5.869.607

The loans as of December 31, 2014, amount to Euro 4.428.134, and refer to the long term loan signed with Bank IMI in February 25, 2013. The expiration of this loan is at June 30, 2026. The decrease in 2014 is related to the reclassification from long term to short term.

Other financial liabilities, amount to Euro 1.077.066 as of December 31, 2014, and refer to subordinated loan receivable to the shareholders.

8.	Current Financial Liabilities

The following table provides a detail of the Current Financial Liabilities as of December 31, 2014:

EURO

Current financial liabilities	31.12.2014	31.12.2013
Loans	395.672	289.025
Bank overdraft	0	78
Fair value hedging	242.325	(22.160)
Other financial liabilities	60.447	51.237
Total current financial liabilities	698.444	318.180

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Current Financial Liabilities amount to Euro 698.444 as of December 31, 2014 (Euro 318.180 as of December 31, 2013) mainly refer to the current portion of non-current loan with Bank IMI (Euro 395.672).

The derivative, amount to Euro 242.325, refers to the fair value at December 31, 2014 of the derivative instrument signed by the Company for negative hedging.

The increase of “Other financial liabilities”, amount Euro 9.210, is due to the conversion of the loan received by the shareholders into a subordinated loan.

9.	Trade Payables

Trade Payables amount to Euro 959.933 (Euro 910.564 as of December 31, 2013), are details below:

EURO

Trade payables	31.12.2014	31.12.2013
Due to suppliers	779.585	644.639
Due to Kinexia S.p.A.	26.639	24.794
Due to Volteo Energie S.p.A.	153.709	241.131
Total trade payables	959.933	910.564

Trade Payables to Volteo Energie S.p.A. are mainly for to the contract of operation and maintenance (O&M) for the Biogas plant.

Profit and Loss Notes

10.	Revenue

The breakdown of revenue at December 31, 2014, and 2013 is as follow:

EURO

Revenues	31.12.2014	31.12.2013
Revenues from energy sales	1.690.894	1.401.474
Other revenues	186.285	55.383
Total	1.877.179	1.456.857

As detailed in the table, the Energy segment represented more than 90% of firm revenues for the years ended December 31, 2014 and 2013.

“Revenues from energy” refer to revenues from the sale of electricity to GSE.

In 2014 the increase in other revenues mainly refer to a one off non-recurring item (penalty compensation linked to the performance of the plant).

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11.	Costs of purchases

The following table sets forth the breakdown of costs of raw materials, including change in inventories, for the years ended December 31, 2014 and 2013:

EURO

Costs of purchases	1.12.2014	31.12.2013
Purchases of raw materials	(952.488)	(884.238)
Changes in inventories	147.276	53.187
Total	(805.212)	(831.051)

12.	Cost of services

The following table sets forth the breakdown of costs of services for the years ended December 31, 2014, and 2013:

EURO

Cost for services	31.12.2014	31.12.2013
Leases	(1.538)	(2.343)
Rents	0	(116.968)
Capitalised costs	0	3.643
Maintenance	(239.649)	(200.452)
Services	(21.883)	(164.077)
Assurance	(20.364)	(23.023)
Consulting	(9.523)	(9.604)
Other	(21.995)	(62.731)
Total	(314.952)	(575.555)

Costs of services for the year ended December 31, 2014 and 2013 amounted to Euro 314.952 and Euro 575.555 respectively.

The decrease in rents is due to the suspension of the rental contracts relating to the faming land.

The increase in maintenances cost is due to the increase of the business activity of the energy plant.

In 2013 costs for services were affected by one-off non-recurring costs of approximately Euro 122.000.

13.	Depreciation and Amortization

The following table sets forth the breakdown of depreciation, amortization and write-downs for the years ended December 31, 2014 and 2013:

EURO

Depreciation and amortization	31.12.2014	31.12.2013
Intangibles assets	0	0
Tangibles assets	(331.639)	(231.306)
Total	(331.639)	(231.306)

The increase of the depreciation and amortization is mainly due to the depreciation of plant and equipment. At December 31, 2013, deprecation of the plant for production of Biogas started in April.

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14.	Financial expense

The following table sets forth the breakdown of financial expenses for the years ended December 31, 2014 and 2013:

EURO

Financial expenses	31.12.2014	31.12.2013
Interest expenses	(358.916)	(318.800)
Bank expenses	(11.799)	(13.761)
Other	(48.232)	(26.219)
Total	(418.947)	(358.780)

Interest expenses include charges on bank account and on outstanding loans.

15.	Tax benefit/income

The following table sets forth the breakdown of tax benefit/income taxes for the years ended December 31, 2014 and 2013:

EURO

Income tax	31.12.2014	31.12.2013
Current taxes	(15.694)	0
Deferred taxes	(7.185)	13.004
Consolidation charges/gains	(47.281)	39.993
Total	(70.160)	52.997

Deferred taxes are calculated to the temporary deductible differences between statutory net results and IFRS net results.

16.	Loans by Maturity date

The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2013:

EURO

Description	2014	2015	2016	2017	2018	5 years

Bank Loan	289.025	233.012	279.614	275.582	279.166	2.923.852
Bank Loan Line VAT			1.039.000

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The following table sets forth the breakdown by bank and maturity of the loans at 31 December 2014:

EURO

Description	2015	2016	2017	2018	2019	5 years

Bank Loan	233.012	279.614	275.582	279.166	284.544	2.639.309
Bank Loan Line VAT		1.039.000

In 2013 the company signed a financial agreement with Banca IMI in order to obtain a financial borrowing of Euro 5.520.000 to finance the construction of the plant.

This loan has a final expiration of June 2026 (June 2016 for the loan Line VAT) and bears an interest rate Euribor/6 months + spread. Repayment of interests and capital is every 6 months.

17.	Disclosure on financial instruments

The following table includes the disclosure on financial instruments at 2013.

EURO

2014	Fair Value	Amortized cost	Level

Other non-current assets	78.643	78.643	Level 3
Trade receivables	326.200	326.200	Level 3
Other currents assets	1.344.474	1.344.474	Level 3
Cash and cash equivalents	103.131	103.131	Level 3

Non-current financial liabilities	4.428.134	4.428.134	Level 3
Other non-current liabilities	1.077.066	1.077.066	Level 3
Current financial liabilities	698.444	698.444	Level 3
Trade Payables	959.933	959.933	Level 3
Other current liabilities	37.825	37.825	Level 3
Tax liabilities	15.694	15.694	Level 3

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EURO

2013	Fair Value	Amortized cost	Level

Other non-current assets	11.949	11.949	Level 3
Trade receivables	375.005	375.005	Level 3
Other currents assets	1.284.187	1.284.187	Level 3
Cash and cash equivalents	200.184	200.184	Level 3

Non-current financial liabilities	4.823.807	4.823.807	Level 3
Other non-current liabilities	1.045.800	1.045.800	Level 3
Current financial liabilities	318.180	318.180	Level 3
Trade Payables	910.564	910.564	Level 3
Other current liabilities	19.389	19.389	Level 3
Tax liabilities	244	244	Level 3

The difference of the value of hedging derivative between opening balance sheet and of closing has been accounted to Other Comprensive Income.

In 2013 the company signed a financial arrangement, in order to reduce the risk of unexpected variation on cash flow for interests linked to the loan of Banca IMI. This contract (swap fixed and variable interest rate) will expire on June 2026 and its fair value was positive, 22.000€ at FY 2013 and negative (242.000€) at FY 2014.

18.	Commitments and collaterals given by the Company

In 2013, the company gave a special guaranty of approximately 337.000€ related to potential environmental risks, in 2014 this amount increased to 503.000€ and included a special guaranty for VAT reimbursement.

19.	Types of financial risk

The Company is primarily exposed to financial risks related to interest rate fluctuations and liquidity risk.

Credit risk is quite not relevant due to the fact that revenues are in respect of Public sector (GSE).

Liquidity risk is not significant because the company is able to match financial inflow and outflow.

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20.	Contingent liabilities

Aside from the information provided in the section on provisions for risks and charges, there are no legal or tax proceedings ongoing against the Company.

21.	Extraordinary and/or unusual transactions

There are no unusual transaction to report.

22.	Related Parties

We report a detail about the amount linked to operation with the related parties to December 31, 2014:

Euro

	Volteo	Kinexia
Receivables	0	0
Payable	153.709	26.639
Loans	1.077.066	0

Revenues	185.504	0
Cost	296.665	1.625

We report a detail about the amount linked to operation with the related parties to December 31, 2013:

Euro

	Volteo	Kinexia
Receivables	0	47.871
Payable	241.131	24.794
Loans	1.045.800	0

Revenues	0	0
Cost	242.552	20.323

23.	Subsequent Events after the reporting period

There are no significant events after the reporting date to report.

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